The patient investor

QUARTERLY REPORT: 06/30/14
●	Value	●	Deep value	●	Global

●	Ariel Fund
●	Ariel Appreciation Fund
●	Ariel Focus Fund
●	Ariel Discovery Fund
●	Ariel International Fund
●	Ariel Global Fund

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in small and/or midsized companies. Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size and is a non-diversified fund, which means its investments are concentrated in fewer stocks than diversified funds. Ariel Focus Fund generally holds 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging and developing markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

This report contains comparisons of Fund returns to the returns of certain indexes. Indexes are unmanaged, and investors cannot invest directly in an index. Ariel Fund, Ariel Appreciation Fund, and Ariel Discovery Fund differ from the benchmarks with holdings concentrated in fewer sectors. Ariel Focus Fund differs from the benchmarks with dramatically fewer holdings concentrated in fewer sectors. Ariel International Fund and Ariel Global Fund differ from the benchmarks with fewer holdings.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com
Follow us on Twitter @ArielFunds

Fund performance at a glance	AS OF 06/30/14

Annualized
Quarter	1-year	3-year	5-year	10-year	20-year	Since inception
Small/mid cap value strategy							11/06/86
Ariel Fund–Investor Class	+ 6.42%	+ 29.50%	+ 15.34%	+ 24.25%	+ 7.54%	+ 11.42%	+ 11.83%
Ariel Fund – Institutional Class	+ 6.48	+ 29.85	+ 15.65	+ 24.45	+ 7.62	+ 11.46	+ 11.86
Russell 2500TM Value Index	+ 4.20	+ 24.94	+ 16.02	+ 21.58	+ 9.40	+ 12.00	+ 11.87
Russell 2000® Value Index	+ 2.38	+ 22.54	+ 14.65	+ 19.88	+ 8.24	+ 11.04	+ 11.09
S&P 500® Index	+ 5.23	+ 24.61	+ 16.58	+ 18.83	+ 7.78	+ 9.79	+ 10.31
Mid cap value strategy							12/01/89
Ariel Appreciation Fund–Investor Class	+ 4.80%	+ 25.87%	+ 15.80%	+ 23.39%	+ 9.06%	+ 11.87%	+ 11.46%
Ariel Appreciation Fund – Institutional Class	+ 4.87	+ 26.28	+ 16.08	+ 23.57	+ 9.14	+ 11.91	+ 11.50
Russell Midcap® Value Index	+ 5.62	+ 27.76	+ 17.56	+ 22.97	+ 10.66	+ 12.41	+ 12.10
Russell Midcap® Index	+ 4.97	+ 26.85	+ 16.09	+ 22.07	+ 10.43	+ 11.95	+ 11.76
S&P 500® Index	+ 5.23	+ 24.61	+ 16.58	+ 18.83	+ 7.78	+ 9.79	+ 9.57
All cap value strategy							06/30/05
Ariel Focus Fund–Investor Class	+ 4.95%	+ 24.67%	+ 14.32%	+ 17.58%	–	–	+ 6.38%
Ariel Focus Fund – Institutional Class	+ 5.02	+ 24.94	+ 14.55	+ 17.72	–	–	+ 6.45
Russell 1000® Value Index	+ 5.10	+ 23.81	+ 16.92	+ 19.23	–	–	+ 7.38
S&P 500® Index	+ 5.23	+ 24.61	+ 16.58	+ 18.83	–	–	+ 7.95
Small cap deep value strategy							01/31/11
Ariel Discovery Fund–Investor Class	– 3.76%	+ 8.85%	+ 11.84%	–	–	–	+ 8.59%
Ariel Discovery Fund– Institutional Class	– 3.73	+ 9.14	+ 12.12	–	–	–	+ 8.83
Russell 2000® Value Index	+ 2.38	+ 22.54	+ 14.65	–	–	–	+ 13.99
S&P 500® Index	+ 5.23	+ 24.61	+ 16.58	–	–	–	+ 15.63
International all cap strategy							12/30/11
Ariel International Fund–Investor Class	+ 4.65%	+ 24.82%	–	–	–	–	+ 14.63%
Ariel International Fund – Institutional Class	+ 4.63	+ 25.07	–	–	–	–	+ 14.87
MSCI EAFE® Index	+ 4.34	+ 24.09	–	–	–	–	+ 18.48
Global all cap strategy							12/30/11
Ariel Global Fund–Investor Class	+ 4.51%	+ 21.36%	–	–	–	–	+ 15.83%
Ariel Global Fund – Institutional Class	+ 4.57	+ 21.66	–	–	–	–	+ 16.14
MSCI ACWISM Index	+ 5.23	+ 23.58	–	–	–	–	+ 18.70

The inception date for the Institutional Class shares of all Funds is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found in the individual fund summaries in the report. The extraordinary performance shown for the recent short-term periods may not be sustainable and is not representative of the performance over longer periods. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

TURTLE TALK

Inside this issue

“One of the most appealing aspects of the job title ‘portfolio manager’ is that it comes with an objective measurement of job performance. Over time, a track record of returns demonstrates one’s ability to use the resources of a team, to sift through mounds of information and glean insight, and ultimately to make buy and sell decision for those who have entrusted you and your colleagues with their capital.”
-David M. Maley, Lead Portfolio Manager, Ariel Discovery Fund page 12

We invite you to read the fund and market commentaries from all of our portfolio managers, spotlights on selected portfolio holdings and performance summaries for each of our funds.

Turtle talk community

In response to our recent shareholder survey, we will soon be introducing a new eNewsletter called An Ariel View. Each quarter, we will pull our most popular and timely content, bundle it and e-mail it to you. We hope this convenient format enhances your shareholder experience.

To receive An Ariel View, sign up here: www.arielinvestments.com/newsletter.

If you would like to weigh in on future surveys that help shape our shareholder communication materials, join our Turtle Talk Community by contacting us at: email@arielinvestments.com.

2	ARIELINVESTMENTS.COM

M&A ON THE WAY?

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com. The extraordinary performance shown for the recent short-term periods may not be sustainable and is not representative of the performance over longer periods.

DEAR FELLOW  SHAREHOLDER:

For the quarter ending June 30, 2014, Ariel Fund posted a +6.42% increase, which was solidly ahead of the Russell 2500 Value Index’s +4.20% rise, as well as the Russell 2000 Value Index’s +2.38% advance. Healthy gains among our financial services names easily made up for weakness in our one energy stock—Contango Oil & Gas Co. (MCF)—as well as unevenness in our health-care holdings. Given these second-quarter returns, we have narrowed our year-to-date shortfalls versus the benchmarks.

Average annual total returns as of 06/30/14
Since
	Quarter	YTD	1-year	5-year	inception*
Ariel Fund	+ 6.42%	+ 5.36%	+29.50%	+24.25%	+ 11.83%
Russell 2500TM Value Index	+ 4.20	+ 7.87	+ 24.94	+ 21.58	+ 11.87
Ariel Appreciation Fund	+ 4.80%	+ 3.80%	+25.87%	+23.39%	+ 11.46%
Russell Midcap® Value Index	+ 5.62	+ 11.14	+ 27.76	+ 22.97	+ 12.10
* The inception date for Ariel Fund is 11/06/86 and the inception date for Ariel Appreciation Fund is 12/01/89.

More specifically, Ariel Fund has risen +5.36%, versus +7.87% for the Russell 2500 Value Index and +4.20% for the Russell 2000 Value Index. Meanwhile, the S&P 500 is up +7.14%.

Over the same three-month period, Ariel Appreciation Fund’s +4.80% return fell short of the Russell Midcap Value Index’s +5.62% gain, but barely missed the Russell Midcap Index’s +4.97% rise. Our biggest detractors were: our sole energy stock (Contango); our lack of ownership of utilities, which have been soaring of late; and a big miss with one consumer discretionary name currently under review—Coach, Inc. (COH)—which basically dragged down the entire sector. Despite our relative competitiveness during the second quarter, our year-to-date results are still lagging. More specifically, Ariel Appreciation Fund has gained +3.80% during a time when the Russell Midcap Value Index has surged +11.14% and the Russell Midcap Index has risen +8.67%.

As we have said time and time again, over the short term, anything can happen—luck can work for or against you.

800.292.7435	3

But over the long term, skill shines through. To that point, all of our traditional value portfolios have posted strong gains after the worst of the financial crisis, as evidenced by our five-year returns. More specifically, Ariel Fund is up +24.25% for the five-year period, versus +21.58% for the Russell 2500 Value Index and +19.88% for the Russell 2000 Value Index. And Ariel Appreciation Fund has garnered a five-year annualized gain of +23.39%, compared to +22.97% for the Russell Midcap Value Index and +22.07% for the Russell Midcap Index.

“As we have said time and time again, over the short term, anything can happen—luck can work for or against you. But over the long term, skill shines through.”

M&A ON THE WAY?
These days it is hard to miss the flurry of merger and acquisition activity. Deals in the media, health-care and technology sectors seem to garner headlines every day. After such a lull during and following the financial crisis, the action may feel a bit frenzied to some, with the Wall Street Journal recently reporting: “Global takeover activity has climbed 53% since the beginning of the year, compared with the same period last year.”1 More specifically, the Wall Street Journal article notes, “Unsolicited bids, at $444 billion this year, are at their highest point at this point in the year since Dealogic began keeping records in 1995.” The drivers of the spate of combinations are easy to decipher—from cheap debt financing, to high corporate cash levels, to strong stock prices as currency, to low market volatility, to the return of the hostile takeover. Not to mention, these days, acquirers’ shares continue to buck the trend and actually rise on the news. Add to that a growing economy, a stock market at record highs (but with historically normal valuations), and a hospitable regulatory environment, and you have ripe conditions for deal mania.

Against this backdrop, and considering the niche orientation of many of our holdings, we have been surprised by the lack of takeovers in our portfolios. One reason may be related to the Wall Street Journal’s view that “the deals behind the surge have been of the mega variety.”2 Certainly, some of the larger company combinations have been stunners. That said, other than slot machine manufacturer International Game Technology (IGT), which is held in our small/mid- and mid-cap portfolios, we have not seen the level of deal participation we would expect in a year with such a profusion of deals.

“These days it is hard to miss the flurry of merger and acquisition activity. Deals in the media, health-care and technology sectors seem to garner headlines every day.”

Certainly, we were pleased with IGT’s sale. We have owned the stock on and off since 19983. We made our first purchase at a split-adjusted price of $4.59 before completely selling out of our entire position in 2002 when shares hit $17.02. Firm-wide, we re-entered the name in 2008, during the height of the financial crisis, when Las Vegas and other casino outlets were empty. We bought our first shares in July 2008 at $24.66, but as the market environment deteriorated, we continued to build our position aggressively. For instance, in March of 2009 we increased our share count by more than 20% at an average price of $8.00. The stock recovered nicely for a time, and then there were a series of earnings disappointments. On June 16, 2014, the company stated that it was exploring “strategic alternatives.” Exactly one month later, GTECH announced its intent to acquire IGT for $18.25 a share. While we have hoped for a price in the $20s, we are content to lock in our gains, as we recall the old adage, “Pigs get fat and hogs get slaughtered.”

“Global takeover activity has climbed 53% since the beginning of the year, compared with the same period last year.”

4	ARIELINVESTMENTS.COM

Our hope is that IGT will be the start of some deal-making in our portfolios. We are convinced that our small and mid-size focused businesses make the perfect tuck-in acquisitions for larger companies—especially when one also considers their generally low debt profiles and strong cash flows. We have to say, we were also struck by fellow value manager Jeremy Grantham’s compelling argument in his own quarterly letter: he predicts a “large increase in financial deals” precisely because “the economy, despite being in year six of an economic recovery, still looks in many ways like quite a young economy.” As such, he believes that, in addition to many of the conditions for deal-making we’ve outlined above, “the very disappointment in the rate of the recovery thus becomes a virtue for deal making.” Of course, examining our portfolios, one quickly realizes that a global investment bank like Lazard Ltd (LAZ) is a likely beneficiary of today’s merger action. Additionally, our meaningful exposure to the financial, media and health-care sectors should serve us well, as these areas continue to be hotbeds of activity.

PORTFOLIO COMINGS AND GOINGS

During the quarter, while we did not make any new purchases in Ariel Fund, we sold our shares of DeVry Education Group Inc. (DV), Interface, Inc. (TILE), McCormick & Co., Inc. (MKC), and Nordstrom, Inc. (JWN) in order to pursue more compelling opportunities. In Ariel Appreciation Fund, we also eliminated DeVry Inc. in order to pursue more compelling opportunities like Kennametal Inc. (KMT), whose precisely engineered cutting tools, tooling systems and specialized tools are used in, among other areas, the oil and gas, mining and road construction industries.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

1 Dana Mattioli, “Competition, Stock Surge Fuel Boom in Mergers,” The Wall Street Journal, July 18, 2014.
2 Dana Cimilluca, “M&A Market Regains Pre-Crisis Health,” The Wall Street Journal, June 30, 2014.
3 Not all shareholders will have experienced the purchases and sales as reflected.

RESEARCH TEAM PROMOTIONS

We are pleased to announce a number of exciting promotions in our research and investment teams. Tim Fidler has been appointed Director of Research for the domestic equity team. Tim is widely considered one of our smartest colleagues. While he is well-respected by his teammates for his decisiveness and clear-headedness as Co-Portfolio Manager of Ariel Appreciation Fund, he is equally revered for his extraordinary teaching abilities. Tim has long been the “go-to guy” for our younger analysts as they hone their financial modeling and business analysis skills.

Promoting Tim frees up Charlie Bobrinskoy to provide even more of the thoughtful leadership that will enable us to continue to learn and grow. From organizing our research retreats, which focus on a wide range of important behavioral finance topics, to developing our proprietary debt ratings—Charlie’s many roles are all critical in forcing us to challenge our assumptions. As such, in addition to the title of Vice Chairman, he will now hold the title of Head of Investment Group.

Jim Kenny, Russell Kohn and Karthic Arunachalam have each been named a Vice President in the Research department. Jim joined the domestic equity team in 2010, right out of business school at the Wharton School of the University of Pennsylvania. He cut his teeth at Ariel in the wake of the financial crisis and quickly distinguished himself with his remarkable work ethic. We first met Russell as a stock market–obsessed high school student at the University of Chicago Laboratory School. He then joined our Chicago office in 2007 after earning his undergraduate degree from Washington University. Russell just recently completed his MBA in the University of Chicago’s evening program. Lastly, Karthic has been on the fast track as a strong contributor to our New York–based international and global research effort since working there as an intern while earning his MBA from the Samuel Curtis Johnson Graduate School at Cornell University. He officially joined the team as a full-time analyst last June. Karthic has successfully completed all three levels of the CFA Program, and is eagerly awaiting his official designation.

To read full bios on our research team, please visit arielinvestments.com and click ABOUT ARIEL, OUR TEAM.

800.292.7435	5

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, cfa	Kenneth E. Kuhrt, cpa
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund†	Russell 2500 Value Index	Russell 2000 Value Index	S&P 500 Index
Financial services	34.63	36.36	38.40	17.38
Consumer discretionary	32.40	11.14	11.35	13.52
Producer durables	11.02	13.82	14.20	10.73
Health care	10.44	5.52	4.85	13.16
Materials & processing	3.99	7.16	5.82	3.90
Consumer staples	2.81	1.88	2.15	8.38
Technology	2.51	8.08	9.15	16.18
Energy	2.20	6.65	6.60	10.89
Utilities	0.00	9.40	7.47	5.56
†Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns as of 06/30/14

	Quarter		1-year	3-year	5-year	10-year		Since inception
Ariel Fund Investor Class	+	6.42%	+ 29.50%	+ 15.34%	+ 24.25%	+	7.54%	+ 11.83%
Ariel Fund Institutional Class+	+	6.48	+ 29.85	+ 15.65	+ 24.45	+	7.62	+ 11.86
Russell 2500™ Value Index	+	4.20	+ 24.94	+ 16.02	+ 21.58	+	9.40	+ 11.87
Russell 2000® Value Index	+	2.38	+ 22.54	+ 14.65	+ 19.88	+	8.24	+ 11.09
S&P 500® Index	+	5.23	+ 24.61	+ 16.58	+ 18.83	+	7.78	+ 10.31
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Expense ratio (as of 09/30/13)
Investor Class	1.03%
Institutional Class	0.72%

Top ten equity holdings (% of net assets)
1.	CBRE Group, Inc.	3.9
2.	JLL	3.8
3.	KKR & Co. L.P.	3.8
4.	Gannett Co., Inc.	3.7
5.	Lazard Ltd	3.6
6.	Janus Capital Group Inc.	3.6
7.	Fair Isaac Corp.	3.6
8.	Western Union Co.	3.6
9.	International Game Technology	3.4
10.	Interpublic Group of Cos., Inc.	3.2

+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500TM Value Index measures the performance of small to mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

6	ARIELINVESTMENTS.COM

Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr. Co-portfolio manager	Timothy R. Fidler, cfa Co-portfolio manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	36.80	32.79	21.61	17.38
Consumer discretionary	29.02	10.22	17.85	13.52
Producer durables	16.03	9.75	12.74	10.73
Health care	13.66	8.28	10.30	13.16
Consumer staples	3.25	3.15	5.39	8.38
Energy	1.24	6.11	6.79	10.89
Materials & processing	0.00	7.90	7.00	3.90
Technology	0.00	9.13	11.75	16.18
Utilities	0.00	12.67	6.56	5.56
†Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns as of 06/30/14

	Quarter	1-year	3-year	5-year	10-year		Since inception
Ariel Appreciation Fund Investor Class	+ 4.80%	+ 25.87%	+ 15.80%	+ 23.39%	+	9.06%	+	11.46%
Ariel Appreciation Fund Institutional Class+	+ 4.87	+ 26.28	+ 16.08	+ 23.57	+	9.14	+	11.50
Russell Midcap® Value Index	+ 5.62	+ 27.76	+ 17.56	+ 22.97	+	10.66	+	12.10
Russell Midcap® Index	+ 4.97	+ 26.85	+ 16.09	+ 22.07	+	10.43	+	11.76
S&P 500® Index	+ 5.23	+ 24.61	+ 16.58	+ 18.83	+	7.78	+	9.57
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Expense ratio (as of 09/30/13)
Investor Class	1.13%
Institutional Class	0.80%

Top ten equity holdings (% of net assets)
1.	Western Union Co.	4.8
2.	First American Financial Corp.	4.2
3.	Stanley Black & Decker, Inc.	3.9
4.	Bristow Group Inc.	3.9
5.	Lazard Ltd	3.7
6.	International Game Technology	3.5
7.	Franklin Resources, Inc.	3.4
8.	Interpublic Group of Cos., Inc.	3.3
9.	Northern Trust Corp.	3.3
10.	J.M. Smucker Co.	3.2

+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of mid-cap companies. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

800.292.7435	7

RECOVERY IN HOUSING AND THE RETURN OF INFL ATION

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

I am confident that higher inflation is coming. I am less sure when it will arrive. I also believe a return to normal housing construction rates is coming sometime soon. Again, I am not sure when. Stock market values, however, do not suggest either inflation or normal housing starts will appear anytime soon. With the market focused on the short-term outlook, companies benefiting from higher inflation and improved housing starts are trading at a discount, in my opinion. To that end, I am using the Ariel approach of buying companies with long-term favorable outlooks but short-term uncertainties. I am positioning Ariel Focus Fund to benefit when inflation and housing come back. I will discuss stocks I have recently added around this strategy later in this letter.

An unfortunate fact of life for a value portfolio manager: the better you perform and the stronger the market is, the harder your job becomes. Returns have been solid in the first six months of 2014, with Ariel Focus Fund up +7.16%, lagging the Russell 1000 Value Index’s +8.28% return, but edging out the S&P 500 Index’s +7.14% gain. Over the last 18 months ended June 30, however, returns have been massive, with Ariel Focus Fund up +49.31% cumulatively,  compared with +41.84% for the S&P 500 and +43.50% for the Russell 1000 Value Index. As a significant investor in the fund, I am happy with those returns. But my job of finding high-quality companies trading at significant discounts to their intrinsic value is getting tougher. In the first six months of 2014, I sold the last of our shares in five companies that I still really like. Their share prices had appreciated significantly and no longer represented good value, in my opinion. It has not been easy to replace them. To make matters worse, a number of my favorite current holdings are fast approaching Ariel’s estimate of full value. It’s a good problem to have, but it’s a problem nevertheless.

During the first six months of 2014, I exited our positions in DIRECTV (DTV), DeVry Education Group Inc. (DV), Omnicom Group Inc. (OMC), First American Financial Corp. (FAF), and Illinois Tool Works Inc. (ITW). I still admire all of these companies. All are well-managed leaders in their respective industries, where there are substantial barriers to entry. All had something else I liked: a significant, well-defined “bear case” that made the price of each trade at the time of first purchase attractive. In 2014, all five companies reached “fair value.” DIRECTV and Omnicom benefited from merger announcements that drove their share prices sharply higher. First American Financial benefited from an unexpected drop in interest rates, which brought renewed optimism over home sales and mortgage refinancing. Shares of Illinois Tool Works ended the second quarter trading at 18x forward earnings1 and more than 12x EV/EBITDA. Those multiples are somewhere between “fair value” and expensive, in my opinion.

8	ARIELINVESTMENTS.COM

THE COMING RETURN OF INFLATION AND HOUSING STARTS

I devoted a considerable portion of last quarter’s letter to the threat of inflation. At the risk of being redundant (or boring, or both), I continue to believe inflation is currently the most underappreciated threat to U.S. capital markets. “Inflation is always and everywhere a monetary phenomenon.” So said a wise man, Milton Friedman, who happened to live in the same Chicago neighborhood where Ariel’s CEO and Vice Chairman both grew up. There must have been something in the water. I too believe inflation is a monetary phenomenon. It comes from an increase in the money supply. All the great historical episodes of inflation have been accompanied by an increase in “the printing of money.” Whether it was during the American Revolution (the phrase “not worth a Continental” came from the devaluation of the currency printed by the Continental Congress after the Declaration of Independence), the Civil War (when the Confederacy printed so many Confederate dollars Southerners became unwilling to accept them, insisting on Northern “greenbacks”), or the Weimar Republic, when Germans joked they carried their marks to the grocery store in shopping baskets, and their purchases home in their wallets. Over the last five years, central banks around the world have been competing to devalue their own currencies in order to improve exports. Our own Federal Reserve has intentionally increased the U.S. money supply (euphemistically calling it “quantitative easing”) through the purchase of $4.3 trillion in bonds (purchased with $4.3 trillion in dollars). In the short term, a sluggish economic recovery has kept that new money from leaving banks. As a result, inflation, as measured by the Consumer Price Index (CPI), has been only modest to date. I would note here that I believe the CPI understates actual inflation. Ask yourself, how does what you pay for gas, food, rent, and college tuition today compare to what you paid five years ago? I would argue prices have gone up more than the official numbers suggest.

Whatever the actual past inflation numbers have been, I am confident the rate of inflation will increase in the future. Why? First, because of the dramatic increase in the U.S. money supply. Second, because of competitive international currency devaluations. Third, and perhaps most importantly, because all debtors benefit from inflation. Inflation reduces the economic value of all currency-denominated debt. Who is the world’s greatest debtor today? The government of the United States, which now owes more than $17 trillion at the federal level. It would be far easier to repay that $17 trillion with inflated dollars.

“I continue to believe inflation is currently the most underappreciated threat to U.S. capital markets.”

I believe a number of holdings in Ariel Focus Fund will do well when inflation returns. Oil and gas reserves, such as those owned by Exxon Mobil Corp. (XOM), Apache Corp. (APA) and Chesapeake Energy Corp. (CHK), have historically retained value during inflationary times. Oil field services companies like National Oilwell Varco (NOV) usually do well when the prices of oil and gas increase in dollar terms. Farm acreage and food prices typically increase as the dollar declines in value, helping fertilizer companies like Mosaic Co. (MOS). Gold and copper assets have been good hedges against inflation, and Barrick Gold Corp. (ABX) will benefit directly if these commodity prices increase.

The second big investment opportunity I see comes from the eventual return to normal activity in the housing construction industry. For six decades, housing starts in the United States hovered around 1.5 million per year, as shown below. That is, until the recent downturn. Since 2008, housing starts have stayed stubbornly low, only returning to above 1.0 million this year. The familiar “this time is different” refrain is getting louder, which generally signals an investment opportunity. This time, the housing bear case goes as follows. Household formations have been permanently lowered. Young adults are moving in with their parents and have no job prospects to help them afford places of their own. Couples are marrying later in life. Mortgage financing will never be as accessible as it was before. Population growth will be slower, requiring fewer homes.

800.292.7435	9

While there may be some truth in these statements, most of the trends they describe appear to be temporary. Young adults do not want to live with their parents. Living at home provides a strong incentive to earn enough to move out, even if it is to a small apartment. New rental buildings count toward housing starts. Rental rates have increased nationwide: a clear sign of pent-up demand for housing. Yes, couples are marrying later, but that is plausibly due to a weak economy. The number of people employed in the United States has only recently returned to its prerecession level, so I expect household formation rates to recover as well. Finally, no matter what happens to household formations, old houses fall down. The most common estimate is that 300,000 homes are knocked down in the United States annually. Yes, it is tougher to get a mortgage today, but a rising stock market and rising employment rates create more qualified borrowers every day.

I expect the pace of U.S. housing starts to return to 1.5 million units relatively soon, perhaps by the end of 2015. Even if it takes longer, I believe this is a case of “when, not if.” My confidence in housing has turned me toward four Ariel Focus Fund holdings. Stanley Black & Decker, Inc. (SWK) ended the quarter as our largest holding. I think the maker of Dewalt, Stanley and Black & Decker tools will see demand turn up as housing starts accelerate. The stock is trading at a depressed multiple of less than 14x forward earnings, as concerns about a problematic European security acquisition have taken investors’ eyes off the company’s primary business: construction tools. Newell Rubbermaid Inc.’s (NWL) housing exposure is underappreciated, in my opinion, with strong brands like Irwin (tools) and Levolor (blinds). Finally, I added new holdings in Bed Bath & Beyond Inc. (BBBY) and Pier 1 Imports, Inc. (PIR) toward the end of  the quarter. Both home furnishings retailers have seen their stocks decline dramatically in 2014: –28.54% and –32.81%, respectively. Both missed earnings in the first quarter due to the harsh winter. Then both missed earnings again due to investments in online platforms. Both stocks look very cheap at less than 13x forward earnings. I believe both should do very well when housing stocks recover.

PORTFOLIO COMINGS AND GOINGS

In the second quarter of 2014, we initiated five new positions and exited four in Ariel Focus Fund. We added Kennametal Inc. (KMT), a new firm-wide holding, which manufactures cutting tools and tooling systems as well as specialized tools for oil and gas, mining and road construction industries. These products are precisely engineered to withstand extreme conditions. The company is a number-one or -two player in its geographies and end markets, which include aerospace, defense, transportation, general engineering, energy, and mining. Another new firm-wide holding is Barrick Gold, the world’s largest gold mining company. As previously mentioned, we also initiated two firm-wide holdings in the retail space, Pier 1 Imports and Bed Bath & Beyond. Lastly, we purchased consumer products giant Newell Rubbermaid, which has been a long-term holding in our smaller-cap portfolios. As stated earlier, we sold our positions in Illinois Tool Works (as it reached our estimate of its private market value), Omnicom Group and DIRECTV. Lastly, our exit of Telephone & Data Systems, Inc. (TDS), which we owned for only three months, was a special situation. We purchased the stock in March of this year when it appeared possible to us that changes to the company’s historically poor corporate governance were in the making. Unfortunately, the company’s annual meeting produced none of these changes, so we sold the stock.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,
Charles K. Bobrinskoy
Portfolio manager

1 “Forward P/E” or “trading at a multiple of forward earnings” is a measure of price-to-earnings ratio (“P/E”) using forecasted earnings for the P/E calculation. The forecasted earnings used in the formula can either be for the next 12 months or for the next full-year fiscal period. “EV/EBITDA” (Enterprise Value/EBITDA) is a valuation multiple used value a company.

10	ARIELINVESTMENTS.COM

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)

		Russell
	Ariel	1000	S&P
	Focus	Value	500
	Fund†	Index	Index
Energy	16.76	13.90	10.89
Financial services	15.92	28.86	17.38
Consumer discretionary	14.67	7.41	13.52
Health care	13.95	12.98	13.16
Producer durables	13.82	10.42	10.73
Technology	13.49	8.44	16.18
Materials & processing	7.47	3.63	3.90
Consumer staples	3.92	5.72	8.38
Utilities	0.00	8.64	5.56
†Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns as of 06/30/14

Since
	Quarter	1-year	3-year	5-year	inception
Ariel Focus Fund Investor Class	+ 4.95%	+ 24.67%	+ 14.32%	+ 17.58%	+ 6.38%
Ariel Focus Fund Institutional Class+	+ 5.02	+ 24.94	+ 14.55	+ 17.72	+ 6.45
Russell 1000® Value Index	+ 5.10	+ 23.81	+ 16.92	+ 19.23	+ 7.38
S&P 500® Index	+ 5.23	+ 24.61	+ 16.58	+ 18.83	+ 7.95
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Expense ratio (as of 09/30/13)*	Investor Class	Institutional Class
Net	1.25%	1.00%
Gross	1.54%	1.19%

Top ten equity holdings (% of net assets)
1.	Stanley Black & Decker, Inc.	5.3
2.	National Oilwell Varco	5.2
3.	Western Union Co.	5.1
4.	Microsoft Corp.	5.0
5.	Lockheed Martin Corp.	4.8
6.	International Business Machines Corp.	4.6
7.	Exxon Mobil Corp.	4.1
8.	Mosaic Co.	4.1
9.	CVS Caremark Corp.	3.8
10.	Johnson & Johnson	3.7

+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
*Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.25% for the Investor Class and 1.00% for the Institutional Class.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-cap value companies with lower price-to-book ratios and lower expected growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

800.292.7435	11

BEYOND THE HORIZON

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

The second quarter of 2014 proved to be even tougher than the first, and our year-to-date performance has been quite disappointing. Despite generally positive fundamental news, our stocks have been mostly flat to down so far this year, leading to negative absolute and relative returns for the portfolio. For the quarter, Ariel Discovery Fund lost –3.76%, trailing the +2.38% return of the Russell 2000 Value Index. Year-to-date, our decline of –4.39% was well short of the +4.20% gain of the Russell 2000 Value Index, as well as the +7.14% return of the S&P 500 Index.

Average annual total returns as of 06/30/14

							Since
	Quarter		YTD		1-year	3-year	inception*
Ariel Discovery Fund	–	3.76%	–	4.39%	+ 8.85%	+ 11.84%	+	8.59%
Russell 2000® Value Index	+	2.38	+	4.20	+ 22.54	+ 14.65	+	13.99
*The inception date for Ariel Discovery Fund is 01/31/11.

For three years and since inception in early 2011, the fund’s returns are solidly positive but short of our benchmark. We have previously discussed the slow  start we had at inception. Since that time, the three-year annual gain of +11.84% equates to a cumulative gain of just less than 40%. While we are disappointed to lag the benchmark over that period, we feel strongly about the value in the portfolio going forward, which we discuss at length below.

Top performers during the quarter included Rentech, Inc. (RTK), which was up +36.32%; followed by FormFactor, Inc. (FORM), which returned +30.20%; and XO Group Inc. (XOXO), gaining +20.51%. On the downside, Orion Energy Systems, Inc. (OESX) lost –43.86%, Imation Corp. (IMN) was down –40.38%, and ARC Document Solutions, Inc. (ARC) fell by –21.24%.

For the first six months of 2014, the top performers were Rentech, up +48.00%; FormFactor, which gained +38.44%; and Callaway Golf Co. (ELY), which returned +19.60% before we sold it in the first quarter. Losers included Spartan Motors Inc. (SPAR), down –31.59%; ARC Document Solutions, which lost –28.71%; and Imation, which fell –26.50%.

12	ARIELINVESTMENTS.COM

AN IN-DEPTH LOOK AT PERFORMANCE

One of the most appealing aspects of the job title “portfolio manager” is that it comes with an objective measurement of job performance. Over time, a track record of returns demonstrates one’s ability to use the resources of a team, to sift through mounds of information and glean insight, and ultimately to make buy and sell decisions for those who have entrusted you and your colleagues with their capital. With the strength of the Ariel team, and with the opportunities present at the smallest end of the equity market, we fully expect to perform very well over time.

“Over time, a track record of returns demonstrates one’s ability to use the resources of a team, to sift through mounds of information and glean insight, and ultimately to make buy and sell decisions for those who have entrusted you and your colleagues with their capital.”

While I embrace being held to a high standard, being a focused, long-term, contrarian investor will almost certainly lead to periods of meaningful underperformance. And just as we embrace the good results, we accept the poor ones. The key is to focus on the long term. We know the research work we do rarely pays off immediately, but instead can come to fruition months and even years down the road. Rather than focus on the vagaries of the market, we keep our eyes on the horizon. If we own our companies at attractive valuations, with a perceived “margin of safety”* built into our purchase prices, we are hopeful about the long-term results.

In the short term, we control what we can. The depth and breadth of our research efforts drive our ultimate success. Therefore, we are meeting with our portfolio companies even more frequently than in the past, challenging our assumptions and learning from our mistakes. We believe  superior work will lead to superior results—but again, over time, not in each and every time frame.

“While I embrace being held to a high standard, being a focused, long-term, contrarian investor will almost certainly lead to periods of underperformance.”

So—let’s take a look at our recent returns and at the portfolio through this long-term lens:

1)
Recent results are surprisingly poor. Even for a portfolio as idiosyncratic as ours, underperforming this sharply in a modestly rising market is unexpected. Again, we own these subpar results, and we naturally ask ourselves if we are missing something.

2)
There is no theme to explain the results. The underperformance year-to-date came largely from the energy, producer durables and technology sectors. There were no trends within our holdings in those areas. For example, within producer durables the worst performers were: Spartan Motors, which manufactures emergency response and recreational vehicle chassis along with delivery vehicles; helicopter operator Erickson Air-Crane, Inc. (EAC); and Brink’s Co. (BCO), the well-known security logistics provider. These are very different companies with completely unrelated end markets. As is typical, our individual stock results were very idiosyncratic.

3)
There has been low volatility in the underlying businesses we own. There have been no disastrous results, no “blow-ups,” no material impairments of capital. Our aggregate balance sheet strength remains formidable. The expectations we had for growth at our portfolio companies are, on balance, intact. And, most importantly, our estimate of fair value across the portfolio is essentially unchanged from year end. The volatility of the share prices has generally been far greater than that of the businesses themselves.

* Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

800.292.7435	13

4)
As mentioned above, we have redoubled our already intensive primary research efforts. We have met with the majority of our management teams this year, in many cases more than once, and have had numerous phone calls. We are challenging each other through vigorous debate, often using a devil’s advocate approach to present an opposing viewpoint. We are reworking models, dissecting investment cases and using fresh eyes to examine our assumptions in an attempt to make sure that nothing is overlooked, that no stone goes unturned.

5)
The end result: though our portfolio is meaningfully cheaper than it was, my conviction regarding its value is stronger than ever, and I believe that, rather than posing a problem, this period has created a significant opportunity.

“Though our portfolio is meaningfully cheaper than it was, my conviction regarding its value is stronger than ever…”

PORTFOLIO COMINGS AND GOINGS

There were no deletions from the portfolio during the quarter, and we added one new name, Telenav Inc. (TNAV). This company is one of the pioneers of mobile navigation and location-based services. Concerns about free alternatives to its legacy Scout navigation product have caused the stock to trade only modestly above its cash value. However, Telenav also has a rapidly growing automobile business, where it earns royalties from customized navigation software for customers such and Ford and Lincoln. We see this as an opportunity for significant upside potential.

In addition, the volatility we saw in some of our holdings gave us the opportunity to adjust position sizes. We pared back on POZEN Inc. (POZN), Rentech, First American Financial Corp. (FAF), and FormFactor. We reduced each of these on the basis of strength in the stock price and,  given our view of intrinsic value, a narrowing of the discount. We added to holdings such as Cowen Group, Inc. (COWN), which we discussed last quarter as our favorite holding, and Century Casinos, Inc. (CNTY), which we began accumulating during the first quarter of 2014.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,
David M. Maley
Lead portfolio manager

TURTLE TIME WITH DAVID MALEY

Have an investment question for your small cap, deep value lead portfolio manager? Want to learn more about the stocks in this fund or how David manages risk? Visit arielinvestments.com/turtle-time by August 26, 2014 to submit your investment questions. Look for David’s responses on our website, arielinvestments.com—we will post them by September 12, 2014.

14	ARIELINVESTMENTS.COM

Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, cpa
Lead portfolio manager	Portfolio manager

Composition of equity holdings (%)

	Ariel Discovery Fund†	Russell 2000 Value Index	S&P 500 Index
Technology	20.00	9.15	16.18
Financial services	15.89	38.40	17.38
Consumer discretionary	15.81	11.35	13.52
Producer durables	12.77	14.20	10.73
Materials & processing	11.36	5.82	3.90
Energy	11.23	6.60	10.89
Utilities	9.74	7.47	5.56
Health care	3.20	4.85	13.16
Consumer staples	0.00	2.15	8.38
†    Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Average annual total returns as of 06/30/14

	Quarter	1-year	3-year	Since inception
Ariel Discovery Fund Investor Class	– 3.76%	+ 8.85%	+ 11.84%	+ 8.59%
Ariel Discovery Fund Institutional Class+	– 3.73	+ 9.14	+ 12.12	+ 8.83
Russell 2000® Value Index	+ 2.38	+ 22.54	+ 14.65	+ 13.99
S&P 500® Index	+ 5.23	+ 24.61	+ 16.58	+ 15.63
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Expense ratio (as of 09/30/13)*	Investor Class	Institutional Class
Net	1.50%	1.25%
Gross	2.90%	1.93%

Top ten equity holdings (% of net assets)
1.	Contango Oil & Gas Co	5.6
2.	Cowen Group, Inc.	5.2
3.	ORBCOMM, Inc.	5.1
4.	Pendrell Corp.	4.4
5.	Erickson Air-Crane, Inc.	4.2
6.	International Speedway Corp.	4.1
7.	First American Financial Corp.	4.1
8.	Rentech, Inc.	4.0
9.	Landec Corp.	3.8
10.	PCTEL, Inc.	3.5

+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
*Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.50% for the Investor Class and 1.25% for the Institutional Class.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

800.292.7435	15

CORPORATE GOVERNANCE IN JAPAN

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

The first quarter’s low global equity returns now seem like they were the pause that refreshes. Around the world, stock returns were considerably higher in the second quarter—in the United States, in foreign developed markets and in emerging markets. Mutual fund flows suggested modest caution, as large-cap and developed markets funds attracted a lot of money. On a returns basis, however, emerging markets outperformed. Within that context, we were pleased with our funds’ returns.

Average annual total returns as of 06/30/14
	Quarter	YTD	1-year	Since inception*
Ariel International Fund	+ 4.65%	+ 6.93%	+ 24.82%	+ 14.63%
MSCI EAFE® Index (gross)	+ 4.34	+ 5.14	+ 24.09	+ 18.48
Ariel Global Fund	+ 4.51%	+ 7.13%	+ 21.36%	+ 15.83%
MSCI ACWISM Index (gross)	+ 5.23	+ 6.50	+ 23.58	+ 18.70
*  The inception date for Ariel International Fund is 12/30/11 and the inception date for Ariel Global Fund is 12/30/11.

As you can see, Ariel International Fund gained +4.65%, just topping the MSCI EAFE Index, which returned +4.34%. Meanwhile, Ariel Global Fund returned +4.51%, trailing the MSCI ACWI Index, which went up +5.23%.

Two years ago, we decided to overweight Japanese equities, as we observed three main positive qualities in their shares. First, on the heels of a big market correction, valuations were enticing. Second, business prospects were improving. Finally, corporate governance was improving. Our current view rests largely on the third theme.

Throughout its corporate history, the typical Japanese company has operated differently from standard capitalist, free-market enterprises domiciled elsewhere. At a broad level, Japanese companies have focused more on building empires than on creating great profits. For instance, revenue and volume growth have historically trumped other measurements, such as return on invested capital. In keeping with this emphasis, Japanese corporations have long invested in subpar businesses with low returns and have hoarded cash on their balance sheets. The result, of course, has been lower returns for investors. This practice has so thoroughly taken root in Japanese corporate culture and become so pervasive there that many have assumed it to be permanent.

16	ARIEL INVESTMENTS.COM

“Throughout its corporate history, the typical Japanese company has operated differently from standard capitalist, free-market enterprises domiciled elsewhere.”

As noted before, we started to see the positive changes a few years ago. Not only have Japanese corporations deleveraged their balance sheets, but they have also focused on making better capital allocation decisions. For instance, instead of reinvesting in low-capital-return businesses, they’ve begun distributing that cash to shareholders in the form of dividends and share buybacks.

“We believe the policies of Prime Minister Shinzo Abe have reinforced and accelerated improvements in corporate governance in Japan.”

We believe the policies of Prime Minister Shinzo Abe have reinforced and accelerated these improvements in corporate governance in Japan. Abe’s signature economic policy has been to reflate the Japanese market through structural reforms. Astutely, he is driving change through a combination of laws and incentives. Over the past year Abe has been working to establish the nation’s first corporate governance code that will introduce stronger oversight of executives from independent directors—a practice historically lacking in Japan’s corporate governance structure.

On its own, this reform would be positive, but we think Abe’s introduction of the JPX-Nikkei Index 400 in January 2014 is arguably the bigger deal. Normally a market index  simply tracks a collection of stocks, so a new index would have little or no impact on corporate decisions. The JPX-Nikkei 400, however, includes companies with higher returns on equity, cumulative operating profits, and market values. It thereby identifies strong, high-quality Japanese companies—those in which foreigners might most want to invest. In other words, it serves as a sort of aspirational peer group that corporations will seek to join. The creation of this index, therefore, gives Japanese companies an incentive to boost returns and improve capital allocations in order to attract international capital.

“From our perspective, having cash is good; hoarding cash is not.”

An incentive for better capital allocation is clearly still necessary, in our view. For instance, the Japanese companies in the MSCI Index have more than $600 billion in cash on their balance sheets. Moreover, nearly half of all Japanese companies have net cash on the balance sheet; in the United States, just 22% do.

“Despite Abe’s policies being in their early innings, we have begun to see distinct evidence they are starting to influence the corporate governance policies in Japan.”

From our perspective, having cash is good; hoarding cash is not. To be sure, in the abstract, having net cash is better than having net debt. Yet too much of a good thing can be bad. Surplus cash can burn a hole in managers’ pockets, tempting them into making suboptimal investment decisions. Plus, hoarding surplus cash for long periods can disadvantage long-term shareholders against short-term shareholders. Those lucky enough to be around when a lump sum cash distribution is made experience a sudden windfall, while those who patiently supported the company endure a lower net present value on their returns from a lump sum distribution, compared to consistent higher dividends in previous years, as the time value of money penalizes their patience. Finally, society at large benefits when money flows from where it is not needed to where it is useful.

800.292.7435	17

Despite Abe’s policies being in their early innings, we have begun to see distinct evidence they are starting to influence the corporate governance policies in Japan. For instance, portfolio holdings Toyota Motor Corp., Canon Inc. and Nintendo Co., Ltd. have all recently added independent directors to their boards. In addition, we have seen a 34% increase in Japanese corporate buybacks in 2014 versus this period last year.

“As bottom-up investors who focus on inflection points rather than on historical data points, we think the improvement in corporate governance policies in Japan is potentially a key turning point…”

All told, as bottom-up investors who focus on inflection points rather than on historical data points, we think the improvement in corporate governance policies in Japan is potentially a key turning point in the country’s business history. Just as importantly, we think the crowd remains skeptical. Professional investors over the years have concluded that Japanese businesses are run in a certain way—and it will be hard to convince these experienced analysts that times are changing. Indeed, there have been head-fakes in the past few decades, so market participants may well see the current winds of change as transitory. We disagree with this assessment. Our portfolio has benefited significantly over the past few years from the improvements in corporate governance. For example, Daito Trust Construction Co., Ltd. has purchased 30% of its outstanding shares in the past three years, while Toyota, Nintendo and Japan Tobacco Inc. have either completed or announced meaningful share repurchases over the same time period. Also, portfolio holdings Murata Manufacturing Co., Ltd. and Shimamura Co., Ltd. have increased their dividends by more than 30% over the past two years. Notwithstanding the benefits we have already reaped, we believe the best is yet to come. We expect improving distributions from portfolio companies OBIC Co., Ltd., Denso Corp. and Canon that have significant net cash balances and have the scope to either raise their dividend payout ratios or increase their share buybacks.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,
Rupal J. Bhansali
Portfolio manager

18	ARIELINVESTMENTS.COM

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings1 (%)
	Ariel	MSCI
	International	EAFE
	Fund†	Index
Financials	18.01	25.29
Consumer discretionary	17.50	11.86
Information technology	17.08	4.43
Consumer staples	12.18	11.08
Health care	11.25	10.54
Telecommunication services	8.50	4.91
Energy	6.99	7.29
Utilities	3.59	3.88
Industrials	3.33	12.69
Materials	1.57	8.02
†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.
1
The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns as of 06/30/14
Since
	Quarter	1-year	inception
Ariel International Fund
Investor Class	+4.65%	+ 24.82%	+ 14.63%
Ariel International Fund
Institutional Class	+4.63	+ 25.07	+ 14.87
MSCI EAFE® Index (gross)	+4.34	+ 24.09	+ 18.48

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Expense ratio (as of 09/30/13)*	Investor Class	Institutional Class
Net	1.40%	1.15%
Gross	9.36%	6.53%

Top ten companies^ (% of net assets)
1.	Roche Holding AG	4.9
2.	GlaxoSmithKline plc	4.9
3.	Deutsche Boerse AG	4.8
4.	Ahold N.V.	4.4
5.	Nokia Corp.	3.6
6.	China Mobile Ltd.	3.5
7.	Snam SpA	3.3
8.	Tesco plc	3.3
9.	Royal Dutch Shell plc	3.2
10.	Toyota Motor Corp.	2.9

^For the purposes of determining the Fund’s top ten companies, securities of the same issuer are aggregated.

Country weightings‡ (%)
Japan	19.96
U.K.	17.57
Switzerland	13.67
Germany	10.21
France	7.47
China	4.93
Netherlands	4.86
Italy	4.82
U.S.	3.97
Finland	3.84
Ireland	2.69
Spain	1.17
Sweden	1.07
Hong Kong	1.02
Austria	0.75
Luxembourg	0.68
Canada	0.67
Singapore	0.27
Australia	0.18
Denmark	0.10
Norway	0.10
‡This list excludes ETFs.

*Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel International Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. MSCI EAFE® Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. MSCI EAFE Index (gross) returns reflect the reinvestment of income and other earnings, including the maximum possible dividends. Source: MSCI. An investor cannot invest directly in an index.

800.292.7435	19

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings1 (%)

	Ariel	MSCI
	Global	ACWI
	Fund†	Index
Health care	22.46	10.63
Information technology	19.14	12.79
Consumer discretionary	14.47	11.39
Financials	13.60	21.33
Consumer staples	10.69	9.57
Telecommunication services	6.90	3.85
Energy	5.31	10.18
Industrials	3.73	10.66
Utilities	2.11	3.37
Materials	1.59	6.04
†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.
1
The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns as of 06/30/14

Since
	Quarter	1-year	inception
Ariel Global Fund	+ 4.51%	+ 21.36%	+ 15.83%
Investor Class
Ariel Global Fund	+ 4.57	+ 21.66	+ 16.14
Institutional Class
MSCI ACWISM Index (gross)	+ 5.23	+ 23.58	+ 18.70
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Expense ratio (as of 09/30/13)*	Investor Class	Institutional Class
Net	1.40%	1.15%
Gross	5.37%	2.51%

Top ten companies^ (% of net assets)
1.	Gilead Sciences, Inc.	4.1
2.	Microsoft Corp.	3.7
3.	Johnson & Johnson	3.7
4.	Roche Holding AG	3.4
5.	China Mobile Ltd.	2.8
6.	GlaxoSmithKline plc	2.8
7.	Harman Intl Industries, Inc.	2.7
8.	Deutsche Boerse AG	2.4
9.	Ahold N.V.	2.3
10.	Tumi Holdings Inc.	1.8
^ For the purposes of determining the Fund’s top ten companies, securities of the same issuer are aggregated.

Country weightings‡ (%)
U.S.	44.68
U.K.	11.00
Japan	10.04
Switzerland	8.61
China	5.79
Germany	5.00
France	4.11
Netherlands	3.29
Italy	1.70
Finland	1.64
Spain	0.94
Canada	0.75
Hong Kong	0.66
Brazil	0.58
Turkey	0.53
Ireland	0.34
Singapore	0.18
Czech Republic	0.16
‡This list excludes ETFs.

*Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Global Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. MSCI ACWI (All Country World Index) IndexSM is an unmanaged, market weighted index of global developed and emerging markets. MSCI ACWI Index (gross) returns reflect the reinvestment of income and other earnings, including the maximum possible dividends. Source: MSCI. An investor cannot invest directly in an index.

20	ARIELINVESTMENTS.COM

Laboratory Corp. of America Holdings (NYSE: LH)

121 South Wilke Road, #405
Arlington Heights, IL 60005
847.368.1336  | labcorp.com

Founded in 1971 Laboratory Corp. of America Holdings (LH) is the second largest independent clinical laboratory in the United States. The company’s patient service centers allow phlebotomists to receive and/or draw patient samples (ranging from blood to urine to tissue) and then perform a wide array of tests that can be properly analyzed by technicians or pathologists. Results are then reported to the prescribing physicians through the company’s sophisticated software. LabCorp is well-positioned to save consumers money through its industry-leading low-cost position. Additionally, it provides doctors with information quickly to make fast correct diagnoses. Despite these competitive advantages in a growing area of the economy, LabCorp shares are quite cheap.

SIZE LEADS TO ECONOMIES OF SCALE

Economies of scale are important in clinical laboratory testing because automation is high. The more tests that can be administered through the advanced equipment, the lower the average cost per test. Given the company’s reach and volume, LabCorp can leverage this advantage to be a lower-cost provider. To exacerbate the advantage of scale even further, the company has extensive IT capabilities, data analytics, genetic counseling, and other services that smaller operators cannot offer to patients and providers.

DRIVING HEALTHCARE COSTS DOWN

Although healthcare laboratory testing accounts for approximately 2%-3% of the entire healthcare spend, these results drive nearly 70%-80% of physician decisions. Increased testing has several benefits. First, patients will be diagnosed correctly which helps ensure the right drugs are administered. Second, the sooner a patient is diagnosed the earlier treatment can begin which typically lowers treatment  costs. Third, given 50% of the global healthcare spend is concentrated on four diseases (Cancer, Diabetes, Cardiovascular Disease and Chronic Obstructive Pulmonary Disease), the monitoring of these conditions is critical. Furthermore, we believe the healthcare reform bill will increase utilization of many services offered by LabCorp as prevention and early detection are key to cost containment.

ARIEL ATTRIBUTES

LabCorp maintains a leading market position in an industry whose growth is being spurred by technological advances, demographics, cost containment, and preventative care. The Company maintains a solid balance sheet, generates a significant amount of free cash flow, and has been returning value to shareholders through share repurchases. Moreover, LabCorp’s experienced management team is conservative yet willing to take calculated risks in order to grow the business long-term.

COMPELLING VALUATION

The industry has been under severe reimbursement pressure from Medicare and Medicaid in recent years and pricing pressures are not going away any time soon. However, as these pressures have escalated, the smaller operators struggle to survive. This has and will continue to provide LabCorp with opportunities to acquire competitors. The resulting increase in volume should continue to offset reimbursement pressures by incrementally lowering costs. Ultimately, patient investors should be rewarded with the growth opportunities of increased utilization over the long-term horizon. With a forward-twelve month PE multiple of 14.7x and a discount of 16% to our private market valuation, we believe LabCorp continues to trade at a compelling valuation.

800.292.7435	21

Rosetta Stone Inc. (NYSE: RST)

1919 North Lynn Street, 7th Floor
Arlington, VA 22209
800.767.3882  | rosettastone.com

Founded in 1992, Rosetta Stone Inc. (RST) is a leading provider of software-based language learning tools. Offering over 30 languages, the company has educated millions of learners in more than 150 countries. Recently, the company’s results have been pressured by a challenging global economy and a difficult transition to digital distribution. Yet, with a valuable consumer brand, an underappreciated institutional business and a rock solid balance sheet, we view the current stock price as an exciting opportunity to benefit from the untapped global growth prospects for language learning.

A VALUABLE BRAND

In just a few years, Rosetta Stone has adeptly transitioned its consumer offering from a disc-based product sold at a kiosk, to a purely digital product sold via download or subscription. The key challenge has been finding a new price point. While the product experience has only improved, today’s consumer is anchored in an app-store experience, filled with less effective, but free alternatives. However, while the revenue model adjusts, the brand remains extremely valuable. Leveraging the innate language learning abilities of children, Rosetta Stone is associated with a fun, effective and efficient alternative to traditional and expensive classroom-based solutions. Today, over 75% of consumers in the United States recognize the Rosetta Stone brand.

AN UNDERAPPRECIATED OPPORTUNITY

Lost in the investor focus on the consumer business, Rosetta Stone has quickly built an impressive and underappreciated enterprise and education business. Over the past year, the company utilized its cash-rich balance sheet to acquire several complementary language learning assets. Now with  businesses like Lexia Learning and Tell Me More under its belt, over 35% of bookings are being generated by the company’s Global Enterprise and Education segment. Whether it is corporations, schools or government agencies, the Rosetta Stone offering has always been well-suited for more serious learners, but only now have they become a key focus for the company’s sales force. To put this opportunity in perspective, we believe this growing and purely Software-as-a-Service business alone is worth more than the entire stock price today.

TRANSLATING CASH

With acquisitions now in the rearview, Rosetta Stone still has a fortress balance sheet with plenty of cash to buy back shares at these fire sale levels. At a recent investor day, CEO Steve Swad not only expressed his belief that the shares were undervalued, but also that the company was taking advantage of the mispricing. Late last year, Rosetta Stone bought back over 5% of its outstanding shares for over $11 million. Even after the repurchase, the company’s over $2.50 in net cash represents nearly 30% of the current stock price.

A LONG TERM VIEW

We view this period of transition for Rosetta Stone as a tremendous buying opportunity for long term investors. Specifically, we believe the current stock price underappreciates the enterprise and education business divisions, let alone a valuable consumer brand and plenty of freely available cash. As of June 30, 2014, shares traded at $9.72, a significant discount to our estimate of intrinsic value.

22	ARIELINVESTMENTS.COM

U.S. Silica Holdings Inc. (NYSE: SLCA)

8490 Progress Drive, Suite 300
Frederick, MD 21701
800.243.7500  | ussilica.com

U.S. Silica Holdings Inc. (SLCA) was founded over 100 years ago as a producer of minerals (silica) used across a number of end markets, including certain industrial segments such as glassmaking, chemical manufacturing, building products, cements, solar panels, and wind turbines. More recently the company’s business model has shifted somewhat and its products are being used as a key input in the process of hydraulic fracturing for the oil and gas business (now comprising more than 2/3rds of revenue). U.S Silica is the second largest provider of commercially viable silica in the United States and boasts a differentiated logistics and transportation network that makes it a key and preferred supplier amongst its customer base.

OIL AND GAS PROPPANTS

U.S Silica reports revenue and earnings in two segments: Oil and Gas Proppants as well as Industrial and Specialty Products. Although the Industrial and Specialty Products segment is U.S. Silica’s legacy operation, in recent years the company has shifted its business towards the more profitable oil and gas segment. During 2009 oil and gas accounted for approximately 40% of earnings, compared to 75% in 2013. The company owns and operates 15 mines and processing plants, all of which are located near major railways. Four of the company’s facilities produce fracturing sand, including: Ottawa, IL; Mill Creek, OK; Pacific, MO; and Rockwood, MI. All of U.S. Silica’s mines are surface mines, as opposed to underground mines.

INCREMENTAL MARKET GAINS

At first glance, it is easy to dismiss U.S. Silica as nothing more than an undifferentiated supplier of a commodity product.

However, there are several characteristics of the company’s business that provide sustainable competitive advantages, including the company’s low cost structure and high quality mines. We believe the market has begun to appreciate the strength of U.S. Silica’s competitive position as the share price has surged recently to $54, compared to our initial entry point in the low $20 per share range. Moreover, U.S. Silica has benefitted from a significant spike in demand for its products as oil and gas companies have shifted their budgets towards production activity (away from exploration activity) and are experimenting with new well completion techniques which require greater use of silica (3x to 4x more in some cases). This has also resulted in material pricing leverage for the company and its competitors. U.S. Silica has also been successful in utilizing its scale and infrastructure advantages to take market share from smaller players. Over the past two years the company has gained an incremental 3% to 5% of the market.

ATTRACTIVE VALUATION

As the shares of U.S. Silica have appreciated in value, we have modestly reduced our position to manage its size within the portfolio and to take some profits. Year-to-date the stock has risen significantly. We do, however, continue to own the name as we believe the strong underlying fundamentals of the company’s end markets should result in higher earnings revisions over the next several years, which should provide further momentum to the stock.

800.292.7435	23

Ariel Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
	Ticker	Price			2012 actual	2013 actual	2014 estimated	2012 actual	2013 actual	2014 estimated	Market cap.
Company	symbol	06/30/14	Low	High	calendar	calendar	calendar	P/E	P/E	P/E	($MM)
Symmetry Medical Inc.	SMA	8.86	7.69	11.11	0.57	0.27	0.53	15.5	32.8	16.7	332
Contango Oil & Gas Co.	MCF	42.31	33.22	50.44	3.79	2.17	3.37	11.2	19.5	12.6	819
International Speedway Corp.	ISCA	33.28	29.90	38.01	1.40	1.50	1.60	23.8	22.2	20.8	883
MTS Systems Corp.	MTSC	67.76	56.56	78.90	3.77	3.83	3.86	18.0	17.7	17.6	1,026
Brady Corp.	BRC	29.87	24.07	35.68	2.38	1.96	1.97	12.6	15.2	15.2	1,423
Simpson Manufacturing Co., Inc.	SSD	36.36	28.74	37.49	1.01	1.17	1.48	36.0	31.1	24.6	1,779
Meredith Corp.	MDP	48.36	40.11	53.84	2.87	3.02	3.30	16.9	16.0	14.7	1,784
Littelfuse, Inc.	LFUS	92.95	72.86	99.46	4.11	4.58	5.18	22.6	20.3	17.9	2,092
Fair Isaac Corp.	FICO	63.76	45.80	63.87	2.79	2.87	3.21	22.9	22.2	19.9	2,185
Janus Capital Group Inc.	JNS	12.48	8.26	13.10	0.65	0.71	0.78	19.2	17.6	16.0	2,372
Bally Technologies, Inc.	BYI	65.72	56.11	82.67	3.07	4.02	4.86	21.4	16.4	13.5	2,581
Charles River Laboratories Intl, Inc.	CRL	53.52	40.97	62.50	2.75	2.93	3.23	19.5	18.3	16.6	2,589
Bio-Rad Laboratories, Inc.	BIO	119.71	110.26	134.13	7.05	5.29	6.50	17.0	22.6	18.4	2,840
Bristow Group Inc.	BRS	80.62	64.10	85.70	1.73	3.85	5.01	46.6	20.9	16.1	2,868
Sotheby’s	BID	41.99	37.64	54.00	1.58	1.88	2.35	26.6	22.3	17.9	2,895
First American Financial Corp.	FAF	27.79	20.85	28.92	2.46	1.77	1.87	11.3	15.7	14.9	2,969
U.S. Silica Holdings, Inc.	SLCA	55.44	20.07	55.68	1.50	1.67	2.19	37.0	33.2	25.3	2,980
Anixter Intl Inc.	AXE	100.07	75.04	115.84	5.32	5.91	6.80	18.8	16.9	14.7	3,269
International Game Technology	IGT	15.91	12.14	21.20	1.14	1.27	1.18	14.0	12.6	13.5	3,930
Madison Square Garden Co.	MSG	62.45	48.16	63.00	1.72	1.93	1.93	36.3	32.4	32.4	3,971
Dun & Bradstreet Corp.	DNB	110.20	94.29	124.59	7.18	7.87	7.77	15.3	14.0	14.2	4,079
City National Corp.	CYN	75.76	62.78	81.34	3.83	3.99	4.00	19.8	19.0	18.9	4,164
Graham Holdings Co.	GHC	718.11	481.14	745.11	25.02	33.64	35.36	28.7	21.3	20.3	4,478
JLL	JLL	126.39	80.86	126.96	5.61	6.45	7.62	22.5	19.6	16.6	5,633
IDEX Corp.	IEX	80.74	53.43	80.85	2.89	3.43	3.82	27.9	23.5	21.1	6,509
Lazard Ltd	LAZ	51.56	30.72	53.18	1.44	2.01	2.80	35.8	25.7	18.4	6,691
Snap-on Inc.	SNA	118.52	88.96	119.57	5.13	5.88	6.68	23.1	20.2	17.7	6,902
Gannett Co., Inc.	GCI	31.31	23.75	31.43	2.43	2.13	2.91	12.9	14.7	10.8	7,101
Interpublic Group of Cos., Inc.	IPG	19.51	14.53	19.78	0.87	0.88	1.07	22.4	22.2	18.2	8,265
Newell Rubbermaid Inc.	NWL	30.99	24.32	32.54	1.70	1.83	1.97	18.2	16.9	15.7	8,575
Hospira, Inc.	HSP	51.37	36.02	52.86	2.01	2.10	2.31	25.6	24.5	22.2	8,586
Laboratory Corp. of America Holdings	LH	102.40	87.01	108.00	7.38	6.95	6.75	13.9	14.7	15.2	8,684
Western Union Co.	WU	17.34	14.60	19.50	1.87	1.54	1.54	9.3	11.3	11.3	9,345
Mohawk Industries, Inc.	MHK	138.34	108.89	155.48	4.48	6.84	8.68	30.9	20.2	15.9	10,075
KKR & Co. L.P.	KKR	24.33	18.74	26.50	2.90	2.99	3.28	8.4	8.1	7.4	10,108
CBRE Group, Inc.	CBG	32.04	21.24	32.06	1.38	1.59	1.89	23.2	20.2	17.0	10,638
J.M. Smucker Co.	SJM	106.57	87.10	114.72	5.72	6.18	6.56	18.6	17.2	16.2	10,854
Royal Caribbean Cruises Ltd.	RCL	55.60	33.15	57.38	1.84	2.39	3.39	30.2	23.3	16.4	12,350

Note: Holdings are as of June 30, 2014. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2014 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2014 stock price.

24	ARIELINVESTMENTS.COM

Ariel Appreciation Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
	Ticker	Price			2012 actual	2013 actual	2014 estimated	2012 actual	2013 actual	2014 estimated	Market cap.
Company	symbol	06/30/14	Low	High	calendar	calendar	calendar	P/E	P/E	P/E	($MM)
Contango Oil & Gas Co.	MCF	42.31	33.22	50.44	3.79	2.17	3.37	11.2	19.5	12.6	819
International Speedway Corp.	ISCA	33.28	29.90	38.01	1.40	1.50	1.60	23.8	22.2	20.8	883
Janus Capital Group Inc.	JNS	12.48	8.26	13.10	0.65	0.71	0.78	19.2	17.6	16.0	2,372
Bio-Rad Laboratories, Inc.	BIO	119.71	110.26	134.13	7.05	5.29	6.50	17.0	22.6	18.4	2,840
Bristow Group Inc.	BRS	80.62	64.10	85.70	1.73	3.85	5.01	46.6	20.9	16.1	2,868
Sotheby’s	BID	41.99	37.64	54.00	1.58	1.88	2.35	26.6	22.3	17.9	2,895
First American Financial Corp.	FAF	27.79	20.85	28.92	2.46	1.77	1.87	11.3	15.7	14.9	2,969
Kennametal Inc.	KMT	46.28	37.98	52.37	3.90	2.69	3.00	11.9	17.2	15.4	3,636
International Game Technology	IGT	15.91	12.14	21.20	1.14	1.27	1.18	14.0	12.6	13.5	3,930
Madison Square Garden Co.	MSG	62.45	48.16	63.00	1.72	1.93	1.93	36.3	32.4	32.4	3,971
City National Corp.	CYN	75.76	62.78	81.34	3.83	3.99	4.00	19.8	19.0	18.9	4,164
JLL	JLL	126.39	80.86	126.96	5.61	6.45	7.62	22.5	19.6	16.6	5,633
Lazard Ltd	LAZ	51.56	30.72	53.18	1.44	2.01	2.80	35.8	25.7	18.4	6,691
Snap-on Inc.	SNA	118.52	88.96	119.57	5.13	5.88	6.68	23.1	20.2	17.7	6,902
Gannett Co., Inc.	GCI	31.31	23.75	31.43	2.43	2.13	2.91	12.9	14.7	10.8	7,101
Towers Watson	TW	104.23	72.95	131.73	5.19	5.58	5.94	20.1	18.7	17.5	7,327
Interpublic Group of Cos., Inc.	IPG	19.51	14.53	19.78	0.87	0.88	1.07	22.4	22.2	18.2	8,265
Newell Rubbermaid Inc.	NWL	30.99	24.32	32.54	1.70	1.83	1.97	18.2	16.9	15.7	8,575
Hospira, Inc.	HSP	51.37	36.02	52.86	2.01	2.10	2.31	25.6	24.5	22.2	8,586
Laboratory Corp. of America Holdings	LH	102.40	87.01	108.00	7.38	6.95	6.75	13.9	14.7	15.2	8,684
Western Union Co.	WU	17.34	14.60	19.50	1.87	1.54	1.54	9.3	11.3	11.3	9,345
Coach, Inc.	COH	34.19	33.60	59.58	3.63	3.38	2.40	9.4	10.1	14.2	9,374
KKR & Co. L.P.	KKR	24.33	18.74	26.50	2.90	2.99	3.28	8.4	8.1	7.4	10,108
CBRE Group, Inc.	CBG	32.04	21.24	32.06	1.38	1.59	1.89	23.2	20.2	17.0	10,638
J.M. Smucker Co.	SJM	106.57	87.10	114.72	5.72	6.18	6.56	18.6	17.2	16.2	10,854
Nordstrom, Inc.	JWN	67.93	54.90	70.71	3.61	3.71	4.03	18.8	18.3	16.9	12,905
Tiffany & Co.	TIF	100.25	72.04	100.95	3.25	3.73	4.21	30.8	26.9	23.8	12,937
Stanley Black & Decker, Inc.	SWK	87.82	74.13	92.76	5.38	5.87	6.20	16.3	15.0	14.2	13,705
Northern Trust Corp.	NTRS	64.21	52.40	67.17	2.86	3.04	3.30	22.5	21.1	19.5	15,184
Blackstone Group L.P.	BX	33.44	20.32	35.39	1.77	3.07	3.32	18.9	10.9	10.1	17,108
Zimmer Holdings, Inc.	ZMH	103.86	74.57	108.33	5.67	6.26	6.59	18.3	16.6	15.8	17,430
Omnicom Group Inc.	OMC	71.22	59.70	76.87	3.76	4.09	4.52	18.9	17.4	15.8	18,406
St. Jude Medical, Inc.	STJ	69.25	45.34	70.59	3.65	3.96	4.20	19.0	17.5	16.5	19,683
T. Rowe Price Group, Inc.	TROW	84.41	69.90	84.89	3.36	3.90	4.40	25.1	21.6	19.2	22,177
AFLAC Inc.	AFL	62.25	56.08	67.62	6.60	6.18	6.19	9.4	10.1	10.1	28,270
Viacom, Inc.	VIAB	86.73	66.82	89.27	4.41	4.97	5.75	19.7	17.5	15.1	32,857
CBS Corp.	CBS	62.14	48.45	68.10	2.65	3.13	3.64	23.4	19.9	17.1	33,033
Illinois Tool Works Inc.	ITW	87.56	68.16	89.50	4.36	4.02	4.77	20.1	21.8	18.4	36,126
Franklin Resources, Inc.	BEN	57.84	45.06	58.87	3.10	3.49	3.88	18.7	16.6	14.9	36,306
Thermo Fisher Scientific Inc.	TMO	118.00	84.41	127.63	4.93	5.42	6.92	23.9	21.8	17.1	47,075

Note: Holdings are as of June 30, 2014. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2014 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2014 stock price.

800.292.7435	25

Ariel Focus Fund statistical summary	(UNAUDITED)

			52-week range		Earnings per share			P/E calendar
	Ticker	Price			2012 actual	2013 actual	2014 estimated	2012 actual	2013 actual	2014 estimated	Market cap.
Company	symbol	06/30/14	Low	High	calendar	calendar	calendar	P/E	P/E	P/E	($MM)
Pier 1 Imports, Inc.	PIR	15.41	15.00	24.58	1.20	1.01	1.15	12.8	15.3	13.4	1,441
Apollo Education Group, Inc.	APOL	31.25	17.19	35.92	3.43	2.89	2.19	9.1	10.8	14.3	3,414
Kennametal Inc.	KMT	46.28	37.98	52.37	3.90	2.69	3.00	11.9	17.2	15.4	3,636
International Game Technology	IGT	15.91	12.14	21.20	1.14	1.27	1.18	14.0	12.6	13.5	3,930
Snap-on Inc.	SNA	118.52	88.96	119.57	5.13	5.88	6.68	23.1	20.2	17.7	6,902
Newell Rubbermaid Inc.	NWL	30.99	24.32	32.54	1.70	1.83	1.97	18.2	16.9	15.7	8,575
Hospira, Inc.	HSP	51.37	36.02	52.86	2.01	2.10	2.31	25.6	24.5	22.2	8,586
Laboratory Corp. of America Holdings	LH	102.40	87.01	108.00	7.38	6.95	6.75	13.9	14.7	15.2	8,684
Western Union Co.	WU	17.34	14.60	19.50	1.87	1.54	1.54	9.3	11.3	11.3	9,345
Bed Bath & Beyond Inc.	BBBY	57.38	54.96	80.82	4.56	4.79	5.00	12.6	12.0	11.5	11,588
Stanley Black & Decker, Inc.	SWK	87.82	74.13	92.76	5.38	5.87	6.20	16.3	15.0	14.2	13,705
Mosaic Co.	MOS	49.45	39.75	56.97	4.08	2.90	2.75	12.1	17.1	18.0	16,815
Zimmer Holdings, Inc.	ZMH	103.86	74.57	108.33	5.67	6.26	6.59	18.3	16.6	15.8	17,430
Chesapeake Energy Corp.	CHK	31.08	20.14	31.49	0.42	1.65	2.05	74.0	18.8	15.2	20,706
Barrick Gold Corp.	ABX	18.30	13.43	21.45	3.82	2.51	0.78	4.8	7.3	23.5	21,313
National Oilwell Varco	NOV	82.35	67.95	84.71	5.83	5.35	6.00	14.1	15.4	13.7	35,332
Target Corp.	TGT	57.95	54.66	73.50	4.37	3.21	3.70	13.3	18.1	15.7	36,723
Apache Corp.	APA	100.62	75.07	102.34	9.62	8.20	7.00	10.5	12.3	14.4	38,810
Baxter Intl Inc.	BAX	72.30	62.80	75.88	4.53	4.67	5.16	16.0	15.5	14.0	39,110
Bank of New York Mellon Corp.	BK	37.48	27.91	37.95	2.03	2.24	2.33	18.5	16.7	16.1	42,741
Lockheed Martin Corp.	LMT	160.73	105.54	168.87	10.06	10.45	9.96	16.0	15.4	16.1	51,316
Morgan Stanley	MS	32.33	23.83	33.52	1.59	1.66	2.40	20.3	19.5	13.5	63,732
Goldman Sachs Group, Inc.	GS	167.44	149.28	181.13	14.13	15.46	15.25	11.8	10.8	11.0	74,875
CVS Caremark Corp.	CVS	75.37	56.32	79.43	3.43	4.00	4.50	22.0	18.8	16.7	88,125
Oracle Corp.	ORCL	40.53	29.95	43.19	2.48	2.62	2.85	16.3	15.5	14.2	180,557
International Business Machines Corp.	IBM	181.27	172.19	200.94	15.25	16.28	17.88	11.9	11.1	10.1	183,478
JPMorgan Chase & Co.	JPM	57.62	50.06	61.48	5.20	4.35	5.30	11.1	13.2	10.9	218,075
Johnson & Johnson	JNJ	104.62	85.50	106.00	5.31	5.86	6.25	19.7	17.9	16.7	295,980
Microsoft Corp.	MSFT	41.70	30.84	42.29	2.70	2.66	2.80	15.4	15.7	14.9	344,459
Exxon Mobil Corp.	XOM	100.68	84.79	104.61	8.10	7.50	7.85	12.4	13.4	12.8	432,358

Note: Holdings are as of June 30, 2014. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2014 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2014 stock price.

26	ARIELINVESTMENTS.COM

Ariel Fund schedule of investments	06/30/14 (UNAUDITED)

Number of shares	Common stocks — 98.30%	Value
	Consumer discretionary & services—31.85%
2,546,021	Gannett Co., Inc.	$79,715,917
4,601,845	International Game Technology	73,215,354
3,511,766	Interpublic Group of Cos., Inc.	68,514,555
1,993,396	International Speedway Corp., Class A	66,340,219
1,301,708	Meredith Corp.	62,950,599
955,200	Bally Technologies Inc.(a)	62,775,744
1,123,540	Royal Caribbean Cruises Ltd.	62,468,824
1,786,754	Newell Rubbermaid Inc.	55,371,506
366,304	Mohawk Industries, Inc.(a)	50,674,495
577,274	Madison Square Garden Co., Class A(a)	36,050,761
43,782	Graham Holdings Co., Class B	31,440,292
710,965	Sotheby’s	29,853,420
		679,371,686
	Consumer staples—2.76%
552,145	J.M. Smucker Co.	58,842,093

	Energy—2.16%
1,088,543	Contango Oil & Gas Co.(a) (b)	46,056,254

	Financial services—34.04%
2,575,253	CBRE Group, Inc., Class A(a)	82,511,106
645,499	JLL	81,584,619
3,301,839	KKR & Co. L.P.	80,333,743
1,510,703	Lazard Ltd, Class A	77,891,847
6,183,516	Janus Capital Group Inc.	77,170,280
1,205,158	Fair Isaac Corp.	76,840,874
4,418,855	Western Union Co.	76,622,946
2,260,788	First American Financial Corp.	62,827,299
561,678	Dun & Bradstreet Corp.	61,896,916
638,860	City National Corp.	48,400,034
		726,079,664
	Health care—10.26%
1,287,250	Hospira, Inc.(a)	66,126,032
977,926	Charles River Laboratories Intl, Inc.(a)	52,338,599
343,383	Bio-Rad Laboratories, Inc., Class A(a)	41,106,379
3,368,118	Symmetry Medical Inc.(a) (b)	29,841,525
288,300	Laboratory Corp. of America Holdings(a)	29,521,920
		218,934,455
	Materials & processing—3.92%
1,294,497	Simpson Manufacturing Co., Inc.	47,067,911
658,994	U.S. Silica Holdings Inc.	36,534,627
		83,602,538

800.292.7435	27

Ariel Fund schedule of investments (continued)	06/30/14 (UNAUDITED)

Number of shares	Common stocks — 98.30%	Value
	Producer durables—10.84%
764,340	Bristow Group Inc.	$61,621,091
2,028,162	Brady Corp., Class A	60,581,199
335,613	Snap-on Inc.	39,776,853
311,466	Littelfuse, Inc.	28,950,765
333,718	MTS Systems Corp.	22,612,732
218,076	IDEX Corp.	17,607,456
		231,150,096
	Technology—2.47%
527,203	Anixter Intl Inc.	52,757,204

	Total common stocks (Cost $1,134,570,132)	2,096,793,990

Principal amount	Repurchase agreement — 2.25%	Value
$47,936,351	Fixed Income Clearing Corporation, 0.00%, dated 06/30/2014, due 07/01/2014,
	repurchase price $47,936,351, (collateralized by U.S. Treasury Note, value $48,898,719,
	2.00%, due 09/30/2020) (Cost $47,936,351)	$47,936,351
	Total Investments (Cost $1,182,506,483)—100.55%	2,144,730,341
	Liabilities less Other Assets—(0.55)%	(11,694,307)
	Net Assets—100.00%	$2,133,036,034

(a)Non-income producing.
(b)Affiliated company (See Note Three).
A category may contain multiple industries as defined by the Global Industry Classification Standards. See Notes to Schedules of Investments.
28	ARIELINVESTMENTS.COM

Ariel Appreciation Fund schedule of investments 06/30/14 (UNAUDITED)

Number of shares	Common stocks — 98.43%	Value
	Consumer discretionary & services—28.56%
4,515,490	International Game Technology	$ 71,841,446
3,395,630	Interpublic Group of Cos., Inc.	66,248,741
900,400	Nordstrom, Inc.	61,164,172
802,600	Omnicom Group Inc.	57,161,172
872,600	CBS Corp., Class B	54,223,364
1,577,656	International Speedway Corp., Class A	52,504,392
537,200	Viacom, Inc., Class B	46,591,356
1,428,300	Gannett Co., Inc.	44,720,073
1,010,000	Coach, Inc.	34,531,900
511,800	Madison Square Garden Co., Class A(a)	31,961,910
988,700	Newell Rubbermaid Inc.	30,639,813
457,400	Sotheby’s	19,206,226
80,400	Tiffany & Co.	8,060,100
		578,854,665
	Consumer staples—3.20%
609,275	J.M. Smucker Co.	64,930,437

	Energy—1.23%
586,482	Contango Oil & Gas Co.(a)	24,814,053

	Financial services—36.22%
5,565,900	Western Union Co.	96,512,706
3,098,700	First American Financial Corp.	86,112,873
1,472,620	Lazard Ltd, Class A	75,928,287
1,182,500	Franklin Resources, Inc.	68,395,800
1,025,500	Northern Trust Corp.	65,847,355
487,800	JLL	61,653,042
942,300	AFLAC Inc.	58,658,175
638,000	City National Corp.	48,334,880
1,280,600	Blackstone Group L.P.	42,823,264
3,312,342	Janus Capital Group Inc.	41,338,028
1,516,168	KKR & Co. L.P.	36,888,368
311,500	T. Rowe Price Group, Inc.	26,293,715
790,150	CBRE Group, Inc., Class A(a)	25,316,406
		734,102,899
	Health care—13.44%
817,300	St. Jude Medical, Inc.	56,598,025
1,008,100	Hospira, Inc.(a)	51,786,097
479,800	Zimmer Holdings, Inc.	49,832,028
443,200	Laboratory Corp. of America Holdings(a)	45,383,680
366,054	Thermo Fisher Scientific Inc.	43,194,372
214,725	Bio-Rad Laboratories, Inc., Class A(a)	25,704,730
		272,498,932

800.292.7435	29

Ariel Appreciation Fund schedule of investments (continued)	06/30/14 (UNAUDITED)

Number of shares	Common stocks — 98.43%	Value
	Producer durables—15.78%
909,599	Stanley Black & Decker, Inc.	$79,880,984
967,618	Bristow Group Inc.	78,009,363
610,950	Illinois Tool Works Inc.	53,494,782
377,300	Snap-on Inc.	44,717,596
905,000	Kennametal Inc.	41,883,400
209,500	Towers Watson, Class A	21,836,185
		319,822,310
	Total common stocks (Cost $1,154,543,938)	1,995,023,296

Principal amount	Repurchase agreement — 1.38%	Value
$28,021,478	Fixed Income Clearing Corporation, 0.00%, dated 06/30/2014, due 07/01/2014,
	repurchase price $28,021,478, (collateralized by U.S. Treasury Note, value $28,582,531,
	2.00%, due 09/30/2020) (Cost $28,021,478)	$28,021,478
	Total Investments (Cost $1,182,565,416)—99.81%	2,023,044,774
	Other Assets less Liabilities—0.19%	3,877,060
	Net Assets—100.00%	$2,026,921,834

(a)Non-income producing.

A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

30	ARIELINVESTMENTS.COM

Ariel Focus Fund schedule of investments	06/30/14 (UNAUDITED)

Number of shares	Common stocks — 95.95%	Value
	Consumer discretionary & services—14.08%
37,600	Target Corp.	$2,178,920
127,800	International Game Technology	2,033,298
64,800	Newell Rubbermaid Inc.	2,008,152
38,500	Apollo Education Group, Inc., Class A(a)	1,203,125
18,200	Bed Bath & Beyond Inc.(a)	1,044,316
66,000	Pier 1 Imports Inc.	1,017,060
		9,484,871
	Consumer staples—3.76%
33,600	CVS Caremark Corp.	2,532,432

	Energy—16.08%
42,500	National Oilwell Varco	3,499,875
27,700	Exxon Mobil Corp.	2,788,836
76,500	Chesapeake Energy Corp.	2,377,620
21,500	Apache Corp.	2,163,330
		10,829,661
	Financial services—15.28%
197,000	Western Union Co.	3,415,980
11,900	Goldman Sachs Group, Inc.	1,992,536
56,250	Morgan Stanley	1,818,562
29,000	JPMorgan Chase & Co.	1,670,980
37,200	Bank of New York Mellon Corp.	1,394,256
		10,292,314
	Health care—13.38%
23,700	Johnson & Johnson	2,479,494
20,500	Laboratory Corp. of America Holdings(a)	2,099,200
16,100	Zimmer Holdings, Inc.	1,672,146
20,400	Baxter Intl Inc.	1,474,920
25,100	Hospira, Inc.(a)	1,289,387
		9,015,147
	Materials & processing—7.17%
56,200	Mosiac Co.	2,779,090
111,982	Barrick Gold Corp.	2,049,271
		4,828,361
	Producer durables—13.26%
40,700	Stanley Black & Decker, Inc.	3,574,274
20,100	Lockheed Martin Corp.	3,230,673
9,800	Snap-on Inc.	1,161,496
20,900	Kennametal Inc.	967,252
		8,933,695
	Technology—12.94%
80,700	Microsoft Corp.	3,365,190
17,200	International Business Machines Corp.	3,117,844
55,100	Oracle Corp.	2,233,203
		8,716,237
	Total common stocks (Cost $49,874,403)	64,632,718

Principal amount	Repurchase agreement — 4.76%	Value
$3,206,262	Fixed Income Clearing Corporation, 0.00%, dated 06/30/2014, due 07/01/2014, repurchase price $3,206,262, (collateralized by U.S. Treasury Note, value $3,275,344, 2.00%, due 09/30/2020) (Cost $3,206,262)	$3,206,262
	Total Investments (Cost $53,080,665)—100.71%	67,838,980
	Liabilities less Other Assets—(0.71)%	(481,009)
	Net Assets—100.00%	$67,357,971

(a)Non-income producing. A category may contain multiple industries as defined by the Global Industry Classification Standards. See Notes to Schedules of Investments.
800.292.7435 31

Ariel Discovery Fund schedule of investments

Number of shares	Common stocks —97.02%	Value
	Consumer discretionary & services—15.34%
68,500	International Speedway Corp., Class A	$2,279,680
158,163	XO Group Inc.(a)	1,932,752
304,700	Century Casinos, Inc.(a)	1,764,213
164,455	Rosetta Stone Inc.(a)	1,598,503
46,800	Superior Industries Intl, Inc.	965,016
		8,540,164
	Energy—10.90%
73,154	Contango Oil & Gas Co.(a)	3,095,146
70,600	Gulf Island Fabrication, Inc.	1,519,312
103,900	Mitcham Industries, Inc.(a)	1,452,522
		6,066,980
	Financial services—15.42%
691,473	Cowen Group, Inc., Class A(a)	2,918,016
81,600	First American Financial Corp.	2,267,664
92,100	AV Homes, Inc.(a)	1,505,835
34,200	Capital Southwest Corp.	1,231,542
24,400	MB Financial, Inc.	660,020
		8,583,077
	Health care—3.10%
143,100	POZEN Inc.(a)	1,192,023
437,800	Vical Inc.(a)	534,116
		1,726,139
	Materials & processing—11.02%
860,994	Rentech, Inc.(a)	2,229,974
170,999	Landec Corp.(a)	2,135,778
28,100	Simpson Manufacturing Co., Inc.	1,021,716
184,291	Orion Energy Systems, Inc.(a)	750,064
		6,137,532
	Producer durables—12.39%
145,230	Erickson Air-Crane, Inc.(a)	2,359,987
34,939	Team, Inc.(a)	1,433,198
285,825	Spartan Motors Inc.	1,297,646
22,500	Brink's Co.	634,950
50,600	Furmanite Corp.(a)	588,984
6,250	Littelfuse, Inc.	580,937
		6,895,702
	Technology—19.40%
240,280	PCTEL, Inc.	1,943,865
82,600	Oplink Communications, Inc.(a)	1,401,722
368,800	Imation Corp.(a)	1,268,672
166,100	RealNetworks, Inc.(a)	1,267,343
104,400	Brooks Automation, Inc.	1,124,388
152,600	ARC Document Solutions Inc.(a)	894,236
139,515	Telenav Inc.(a)	793,840
71,100	Multi-Fineline Electronix, Inc.(a)	784,944
166,140	Sigma Designs, Inc.(a)	760,921
67,400	FormFactor, Inc.(a)	560,768
		10,800,699

32	ARIELINVESTMENTS.COM

06/30/14 (UNAUDITED)

Number of shares	Common stocks —97.02%	Value
	Utilities—9.45%
430,413	ORBCOMM Inc.(a)	$2,836,422
1,378,900	Pendrell Corp.(a)	2,426,864
		5,263,286
	Total common stocks (Cost $50,838,756)	54,013,579

Principal amount	Repurchase agreement — 2.96%	Value
$1,646,788	Fixed Income Clearing Corporation, 0.00%, dated 06/30/2014, due 07/01/2014, repurchase price $1,646,788, (collateralized by U.S. Treasury Note, value $1,680,438, 2.00%, due 09/30/2020) (Cost $1,646,788)	$1,646,788
	Total Investments (Cost $52,485,544)—99.98%	55,660,367
	Other Assets less Liabilities—0.02%	11,872
	Net Assets — 100.00%	$55,672,239

(a)Non-income producing. A category may contain multiple industries as defined by the Global Industry Classification Standards. See Notes to Schedules of Investments.

800.292.7435 33

Ariel International Fund schedule of investments

Number of shares	Common stocks — 93.18%	Value
	Australia—0.17%
4,890	AMP Ltd.	$24,438

	Austria—0.70%
1,910	Vienna Insurance Group	102,235

	Canada—0.62%
95	Fairfax Financial Holdings Ltd.	45,069
559	Tim Hortons Inc.	30,579
680	Canadian Oil Sands Ltd.	15,409
		91,057
	China—4.59%
9,562	China Mobile Ltd. ADR	464,809
887	Baidu, Inc. ADR(a)	165,700
4,072	China Mobile Ltd.	39,509
		670,018
	Denmark—0.10%
278	Vestas Wind Systems AS(a)	14,025

	Finland—3.58%
62,101	Nokia Corp. ADR	469,484
6,962	Nokia Corp.	52,718
		522,202
	France—6.97%
11,843	Eutelsat Communications	411,497
2,697	Technip SA	295,034
2,909	BNP Paribas SA	197,352
831	L'Air Liquide SA	112,196
		1,016,079
	Germany—9.51%
8,960	Deutsche Boerse AG	695,403
10,134	Dialog Semiconductor plc(a)	351,422
32,439	Telefonica Deutschland Holding AG	268,245
418	MTU Aero Engines AG	38,457
941	Deutsche Post AG	34,030
		1,387,557
	Hong Kong—0.95%
41,085	Yue Yuen Industrial	139,152

	Ireland—2.51%
6,552	Ryanair Holdings plc ADR(a)	365,602

	Italy—4.49%
81,068	Snam SpA	488,428
25,048	Mediaset SpA	122,102
1,062	DiaSorin SpA	44,498
		655,028

34	ARIELINVESTMENTS.COM

06/30/14 (UNAUDITED)

Number of shares	Common stocks — 93.18%	Value
	Japan—18.60%
3,900	Shimamura Co., Ltd.	$383,436
6,300	Toyota Motor Corp.	378,354
2,800	Nintendo Co., Ltd.	335,127
10,100	Canon Inc.	328,608
2,500	Daito Trust Construction Co., Ltd.	293,914
3,100	Tokyo Electron Ltd.	209,553
4,200	Japan Tobacco Inc.	153,108
1,600	Murata Manufacturing Co., Ltd.	149,742
2,703	Canon Inc. ADR	88,523
5,500	Nikon Corp.	86,595
1,700	Denso Corp.	81,136
2,100	OBIC Co. Ltd.	69,236
1,800	Chugai Pharmaceuticals Co., Ltd.	50,728
415	Toyota Motor Corp. ADR	49,659
1,300	JIN Co., Ltd.	41,449
936	Nintendo Co., Ltd. ADR	13,993
		2,713,161
	Luxembourg—0.63%
548	RTL Group(b)	61,051
283	RTL Group(c)	31,481
		92,532
	Netherlands—4.53%
34,095	Ahold N.V.	640,069
196	Gemalto N.V.	20,317
		660,386
	Norway—0.09%
736	Gjensidige Forsikring ASA	13,199

	Singapore—0.25%
2,000	United Overseas Bank Ltd.	36,122

	Spain—1.09%
2,244	Tecnicas Reunidas SA	138,810
3,127	Banco Popular Espanol SA	20,895
		159,705
	Sweden—0.99%
2,216	H&M Hennes & Mauritz AB, Class B	96,845
450	Autoliv Inc.	47,961
		144,806
	Switzerland—12.74%
2,417	Roche Holding AG	720,903
1,196	Zurich Insurance Group Ltd	360,499
4,074	Nestle SA	315,611
360	Swisscom AG	209,269
10,179	UBS AG	186,753
120	Banque Cantonale Vaudoise	65,426
		1,858,461

800.292.7435	35

Ariel International Fund schedule of investments (continued)	06/30/14 (UNAUDITED)

Number of shares	Common stocks — 93.18%	Value
	United Kingdom—16.37%
13,154	GlaxoSmithKline plc ADR	$703,476
98,108	Tesco plc	477,178
34,110	HSBC Holdings plc	346,110
4,194	Royal Dutch Shell plc ADR	345,460
21,851	British Telecom Group plc	143,936
2,867	Royal Dutch Shell plc, Class A	118,666
2,692	Croda Intl plc	101,402
319	British American Tobacco plc ADR	37,986
3,283	IG Group Holdings plc	33,009
454	BT Group plc ADR	29,796
568	HSBC Holdings plc ADR	28,854
2,064	Sage Group plc	13,568
346	GlaxoSmithKline plc	9,261
		2,388,702
	United States—3.70%
2,030	Harman Intl Industries, Inc.	218,083
5,177	Tumi Holdings Inc.(a)	104,213
2,781	Coach, Inc.	95,082
4,481	Ruckus Wireless, Inc.(a)	53,369
219	Core Laboratories N.V.	36,586
385	Philip Morris Intl, Inc.	32,459
		539,792
	Total common stocks (Cost $11,980,922)	13,594,259

Number of shares	Investment companies—1.55%	Value
	Exchange Traded Funds—1.55%
2,896	Vanguard MSCI EAFE ETF	$123,341
1,636	Vanguard MSCI Pacific ETF	101,825
		225,166
	Total investment companies (Cost $180,325)	225,166
Principal amount	Repurchase agreement — 4.88%	Value
$712,122	Fixed Income Clearing Corporation, 0.00%, dated 06/30/2014, due 07/01/2014,
	repurchase price $712,122, (collateralized by U.S. Treasury Note, value $729,531,
	2.00%, 09/30/2020) (Cost $712,122)	$712,122
	Total Investments (Cost $12,873,369)—99.61%	14,531,547
	Cash, Other Assets less Liabilities—0.39%	57,317
	Net Assets — 100.00%	$14,588,864

(a)Non-income producing.
(b)This security was purchased through more than one stock exchange and this line represents shares purchased through Euronext Brussels.
(c)This security was purchased through more than one stock exchange and this line represents shares purchased through Xetra.
ADR American Depositary Receipt
See Notes to Schedules of Investments.

36	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	06/30/14 (UNAUDITED)

Number of shares	Common stocks—70.43%	Value
	Brazil—0.41%
6,102	Telefonica Brasil SA ADR	$125,152
10,571	Souza Cruz SA	108,939
		234,091
	Canada—0.53%
5,274	Canadian Oil Sands Ltd.	119,512
201	Fairfax Financial Holdings Ltd.	95,357
1,622	Tim Hortons Inc.	88,727
		303,596
	China—4.08%
17,000	China Mobile Ltd. ADR	826,370
82,500	China Mobile Ltd.	800,475
3,341	Baidu, Inc. ADR(a)	624,132
2,561	Mindray Medical Intl Ltd.	80,672
		2,331,649
	Czech Republic—0.11%
277	Komercni Banka AS	63,709

	Finland—1.15%
52,134	Nokia Corp. ADR	394,133
34,994	Nokia Corp.	264,983
		659,116
	France—2.90%
18,597	Eutelsat Communications	646,171
5,789	Technip SA	633,278
5,548	BNP Paribas SA	376,387
		1,655,836
	Germany—3.52%
17,379	Deutsche Boerse AG	1,348,818
9,781	Dialog Semiconductor plc(a)	339,181
39,185	Telefonica Deutschland Holding AG	324,029
		2,012,028
	Hong Kong—0.47%
78,500	Yue Yuen Industrial	265,873

	Ireland—0.24%
2,502	Ryanair Holdings plc ADR(a)	139,612

	Italy—1.20%
102,449	Snam SpA	617,247
13,551	Mediaset SpA	66,057
		683,304

800.292.7435	37

Ariel Global Fund schedule of investments (continued)

Number of shares	Common stocks—70.43%	Value
	Japan—7.07%
7,300	Shimamura Co., Ltd.	$717,714
5,200	Daito Trust Construction Co., Ltd.	611,342
18,700	Canon Inc.	608,412
4,650	Nintendo Co., Ltd.	556,550
7,200	Toyota Motor Corp.	432,405
10,900	Japan Tobacco Inc.	397,352
5,700	Tokyo Electron Ltd.	385,308
1,155	Toyota Motor Corp. ADR	138,207
2,300	Denso Corp.	109,772
5,400	Nikon Corp.	85,020
		4,042,082
	Netherlands—2.32%
70,492	Ahold N.V.	1,323,354

	Singapore—0.13%
4,000	United Overseas Bank Ltd.	72,243

	Spain—0.66%
6,097	Tecnicas Reunidas SA	377,149

	Switzerland—6.06%
6,443	Roche Holding AG	1,921,711
2,171	Zurich Insurance Group Ltd	654,385
786	Swisscom AG	456,905
3,000	Nestle SA	232,409
10,858	UBS AG	199,210
		3,464,620
	Turkey—0.37%
7,142	Turkcell Iletisim Hizmetleri AS ADR	111,415
4,388	BIM Birlesik Magazalar A.S.	100,659
		212,074
	United Kingdom—7.74%
30,047	GlaxoSmithKline plc ADR	1,606,914
189,345	Tesco plc	920,936
10,110	Royal Dutch Shell plc ADR	832,761
56,680	HSBC Holdings plc	575,126
20,216	British Telecom Group plc	133,166
2,549	HSBC Holdings plc ADR	129,489
3,347	Croda Intl plc	126,074
857	British American Tobacco plc ADR	102,052
		4,426,518

38	ARIELINVESTMENTS.COM

06/30/14 (UNAUDITED)

Number of shares	Common stocks—70.43%	Value
	United States—31.47%
28,104	Gilead Sciences, Inc.(a)	$2,330,103
50,561	Microsoft Corp.	2,108,394
20,137	Johnson & Johnson	2,106,733
14,530	Harman Intl Industries, Inc.	1,560,958
50,428	Tumi Holdings Inc.(a)	1,015,116
56,398	Acacia Research Corp.	1,001,065
16,911	Quest Diagnostics Inc.	992,507
20,220	Broadcom Corp., Class A	750,566
8,942	Wal-Mart Stores, Inc.	671,276
15,048	U.S. Bancorp	651,879
3,855	Praxair, Inc.	512,098
14,675	Coach, Inc.	501,738
41,139	Ruckus Wireless, Inc.(a)	489,965
5,293	Philip Morris Intl, Inc.	446,253
40,260	QLogic Corp.(a)	406,223
21,759	NVIDIA Corp.	403,412
3,382	The PNC Financial Service Group, Inc.	301,167
2,140	Berkshire Hathaway Inc., Class B(a)	270,838
9,408	EMC Corp.	247,807
4,534	Expeditors Intl of Washington	200,221
1,315	Panera Bread Co.(a)	197,026
3,188	Southern Co.	144,671
1,909	C.H. Robinson Worldwide, Inc.	121,775
647	Core Laboratories N.V.	108,088
1,882	Wisconsin Energy Corp.	88,303
1,095	Ansys, Inc.(a)	83,023
794	National Oilwell Varco	65,386
625	State Street Corp.	42,038
515	Accenture plc, Class A	41,633
335	M&T Bank Corp.	41,557
718	JPMorgan Chase & Co.	41,371
517	Rockwell Collins, Inc.	40,398
		17,983,588
	Total common stocks (Cost $34,319,939)	40,250,442

Number of shares	Investment companies—0.73%	Value
	Exchange Traded Funds—0.73%
6,669	Vanguard Total World Stock ETF	$415,012
	Total investment companies (Cost $412,569)	415,012
Principal amount	Repurchase agreement — 2.06%	Value
$1,179,485	Fixed Income Clearing Corporation, 0.00%, dated 06/30/2014, due 07/01/2014,
	repurchase price $1,179,485, (collateralized by U.S. Treasury Note, value $1,207,500,
	2.00%, 09/30/2020) (Cost $1,179,485)	$1,179,485
	Total Investments (Cost $35,911,993)—73.22%	41,844,939
	Cash, Other Assets less Liabilities—26.78%	15,308,414
	Net Assets—100.00%	$57,153,353

(a)Non-income producing.
ADR American Depositary Receipt
See Notes to Schedules of Investments.

800.292.7435	39

Notes to schedules of investments

NOTE ONE | ORGANIZATION
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant policies related to investments of the Funds held at June 30, 2014.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued by pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements—Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Funds’ investments carried at fair value:

	Ariel	Ariel	Ariel	Ariel	Ariel	Ariel
	Fund	Appreciation Fund	Focus Fund	Discovery Fund	International Fund	Global Fund
Level 1	$2,096,793,990	$1,995,023,296	$64,632,718	$54,013,579	$13,819,425	$40,665,454
Level 2*+	47,936,351	28,021,478	3,206,262	1,646,788	719,279	1,198,534
Level 3	—	—	—	—	—	—
Fair value at 06/30/14	$2,144,730,341	$2,023,044,774	$67,838,980	$55,660,367	$14,538,704	$41,863,988

*      As of June 30, 2014, Level 2 investments held are repurchase agreements. See Schedule of Investments.
+          As of June 30, 2014, Level 2 investments held are forward currency contracts, which are reflected at the unrealized appreciation (depreciation) on the contract and repurchase agreements. See Note Five, Forward Currency Contracts.

40	ARIELINVESTMENTS.COM

06/30/14 (UNAUDITED)

There were no transfers between levels for the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund. Transfers between levels are recognized at the end of the reporting period.

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from active markets such as exchange rates. As such, forward currency contracts were categorized as Level 2.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party. Realized gains (losses) and unrealized appreciation (depreciation) on securities include the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are subject to the translations of foreign exchange rate fluctuations. Contracts are “marked-to-market” daily and any resulting unrealized gains (losses) are recorded as unrealized appreciation (depreciation) on foreign currency translations. The Funds record realized gains (losses) at the time the forward currency contract is settled or closed on the Statement of Operations as realized gain (loss) on foreign currency transactions.

Repurchase agreements—The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE | TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the nine months ended June 30, 2014, with affiliated companies:

	Share activity				Nine months ended June 30, 2014
	Balance			Balance		Dividends	Amount of loss
	September 30,			June 30,		credited to	realized on sale
Security name	2013	Purchases	Sales	2014	Market value	income	of shares
Contango Oil & Gas Co.	1,235,343	—	146,800	1,088,543	$46,056,254	$—	$(2,266,512)
Symmetry Medical Inc.	2,184,342	1,183,776	—	3,368,118	29,841,525	—	—
					$75,897,779	$—	$(2,266,512)

NOTE FOUR | FEDERAL INCOME TAXES

At June 30, 2014, the cost of investment securities for tax purposes was as follows:

		Ariel	Ariel	Ariel	Ariel	Ariel
	Ariel Fund	Appreciation Fund	Focus Fund	Discovery Fund	International Fund	Global Fund
Cost of investments	$1,182,506,483	$1,182,565,416	$53,080,665	$52,485,544	$12,873,369	$35,911,993
Gross unrealized
appreciation	$978,693,765	$862,048,814	$15,035,444	$6,364,497	$1,842,817	$6,703,291
Gross unrealized
depreciation	(16,469,907)	(21,569,456)	(277,129)	(3,189,674)	(184,639)	(770,345)
Net unrealized	$962,223,858	$840,479,358	$14,758,315	$3,174,823	$1,658,178	$5,932,946
appreciation

Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent semi-annual or annual report.

800.292.7435	41

Notes to schedules of investments (continued)

NOTE FIVE | FORWARD CURRENCY CONTRACTS

At June 30, 2014, the open forward currency contracts (State Street Bank and Trust as counterparty) are:
					Unrealized
	Currency to	Amount to	Currency to	Amount to	appreciation
Contract settlement date	be received	be received	be delivered	be delivered	(depreciation)
Ariel International Fund
07/17/2014	EUR	49,197	CHF	59,737	$(1)
07/17/2014	AUD	36,403	CAD	37,215	(575)
07/17/2014	AUD	43,853	CAD	44,832	(693)
07/17/2014	GBP	9,242	CHF	13,588	492
07/17/2014	GBP	44,696	CHF	65,710	2,377
07/17/2014	AUD	19,099	CHF	15,594	404
07/17/2014	AUD	10,080	JPY	951,040	106
07/17/2014	GBP	35,132	USD	58,751	1,367
07/17/2014	AUD	63,247	USD	58,751	823
07/17/2014	SEK	595,078	USD	90,314	(1,267)
07/17/2014	SGD	45,266	USD	36,125	178
08/15/2014	SGD	53,203	EUR	30,906	342
08/15/2014	SEK	104,980	EUR	11,622	(213)
08/15/2014	SEK	360,368	EUR	39,896	(731)
08/15/2014	SEK	104,477	EUR	11,567	(212)
08/15/2014	AUD	197,073	CHF	162,803	1,597
08/15/2014	AUD	255,883	USD	238,370	2,159
08/15/2014	AUD	167,815	USD	154,088	3,658
08/15/2014	CAD	78,112	USD	71,560	1,565
08/15/2014	NOK	502,400	USD	83,876	(2,104)
09/17/2014	SEK	368,189	EUR	40,848	(887)
09/17/2014	SGD	24,554	EUR	14,458	(111)
09/17/2014	AUD	81,219	CAD	82,439	(944)
09/17/2014	AUD	118,697	CHF	99,398	(842)
09/17/2014	GBP	11,906	USD	20,202	162
09/17/2014	SGD	27,350	USD	21,866	69
09/17/2014	GBP	32,219	USD	54,667	438
					$7,157
Ariel Global Fund
07/17/2014	MXN	2,209,921	EUR	121,282	$4,081
07/17/2014	ZAR	1,292,332	GBP	72,045	(2,069)
07/17/2014	SGD	117,841	CHF	82,667	1,277
07/17/2014	AUD	63,405	EUR	42,635	1,340
07/17/2014	AUD	130,600	EUR	87,819	2,760
07/17/2014	AUD	158,927	CHF	129,761	3,357
07/17/2014	USD	93,628	JPY	9,508,848	(246)
07/17/2014	USD	124,149	GBP	74,244	(2,897)
07/17/2014	USD	341,026	EUR	246,950	2,858
07/17/2014	USD	127,442	CHF	112,056	1,066
07/17/2014	USD	116,406	CHF	102,317	1,014
08/15/2014	CAD	265,219	EUR	176,673	6,328
08/15/2014	CAD	32,853	EUR	21,884	784
08/15/2014	SEK	795,103	EUR	88,025	(1,612)
08/15/2014	AUD	130,517	EUR	88,330	1,715
08/15/2014	AUD	172,038	CHF	142,121	1,394
08/15/2014	AUD	180,682	EUR	122,280	2,375

42	ARIELINVESTMENTS.COM

06/30/14 (UNAUDITED)

					Unrealized
	Currency to	Amount to	Currency to	Amount to	appreciation
Contract settlement date	be received	be received	be delivered	be delivered	(depreciation)
08/15/2014	NOK	681,478	GBP	68,113	$(5,609)
08/15/2014	CAD	483,455	USD	442,903	9,688
08/15/2014	USD	381,148	JPY	38,683,489	(826)
09/17/2014	CAD	88,000	CHF	72,596	399
09/17/2014	CAD	406,276	CHF	335,157	1,842
09/17/2014	SEK	901,031	EUR	99,963	(2,171)
09/17/2014	SGD	110,070	CHF	78,909	(763)
09/17/2014	SEK	514,108	CHF	69,440	(1,471)
09/17/2014	AUD	251,078	EUR	172,675	(1,044)
09/17/2014	USD	183,377	CHF	164,427	(2,160)
09/17/2014	USD	294,449	GBP	173,540	(2,361)
					$19,049

800.292.7435	43

Board of trustees

Mellody L. Hobson	Chair, Board of Trustees President, Ariel Investments, LLC
Royce N. Flippin, Jr.*	Lead Independent Trustee President, Flippin Associates
James W. Compton*	Retired President and Chief Executive Officer, Chicago Urban League
William C. Dietrich*	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc.
Christopher G. Kennedy*	Chairman, Joseph P. Kennedy Enterprises, Inc. Founder and Chairman, Top Box Foods
Merrillyn J. Kosier	Chief Marketing Officer, Mutual Funds Executive Vice President, Ariel Investments, LLC
William M. Lewis, Jr.*	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd
H. Carl McCall*	Chairman, The State University of New York
John W. Rogers, Jr.	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments, LLC
James M. Williams*	Vice President and Chief Investment Officer, J. Paul Getty Trust
John G. Guffey, Jr. Bert N. Mitchell, CPA, Chairman	Trustees Emeritus (no Trustee duties or responsibilities)

* Independent Trustee

44	ARIEINVESTMENTS.COM

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com
Follow us on Twitter @ArielFunds

Slow and steady wins the race.	TPI (55,000) ©08/14 AI–02